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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

CONCEPTUS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CONCEPTUS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 14, 2010

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Conceptus, Inc., a Delaware corporation (the "Company"), will be held on Friday, June 14, 2010 at 10:00 a.m., local time, at the Company's principal executive offices located at 331 East Evelyn Avenue, Mountain View, California 94041, for the following purposes:

  1.
  To elect Mr. Mark M. Sieczkarek, Mr. John L. Bishop and Mr. Thomas F. Bonadio as Class I directors to serve a term of three years or until their successors are elected and qualified.

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

  3.
  To approve the 2010 Equity Incentive Award Plan and to reserve an aggregate of 3,000,000 shares of the Company's Common Stock for issuance pursuant to such Plan.

  4.
  To approve the Fifth Amendment to the 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by 200,000 shares.

  5.
  To conduct such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We know of no other matters to be presented at the Annual Meeting. If any other matters come before the Annual Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment. Only stockholders of record at the close of business on Thursday, April 15, 2010 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

        The Notice of Internet Availability of Proxy Materials, this proxy statement and the Annual Report on Form 10-K for 2009 will be available on or about May 14, 2010 at http://www.proxyvoting.com/cpts for registered stockholders.

        All stockholders are cordially invited to attend the Annual Meeting. It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Your shares will be voted at the Annual Meeting in accordance with your instructions. You can revoke the proxy at any time prior to voting, and the giving of a proxy will not affect your right to vote in the event you attend the Annual Meeting in person.

Very truly yours,

JULIE A. BROOKS Secretary

Mountain View, California
April 30, 2010

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY.

CONCEPTUS, INC.

PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed Proxy is solicited on behalf of the Board of Directors of Conceptus, Inc. ("we" or "us" or "Conceptus" or the "Company"), for use at the Annual Meeting of Stockholders to be held on Monday, June 14, 2010, at 10:00 a.m., local time, or at any postponement or adjournment(s) thereof (the "Annual Meeting"), for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive office located at 331 E. Evelyn Avenue, Mountain View, California 94041. The Company's telephone number is (650) 962-4000.

        These proxy solicitation materials will be mailed to stockholders on or about May 14, 2010.

        The Notice of Internet Availability of Proxy Materials, this proxy statement and the Annual Report on Form 10-K for 2009 will be available on or about May 14, 2010 at http://www.proxyvoting.com/cpts for registered stockholders.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either (i) by delivering to the Company (Attention: Gregory E. Lichtwardt) a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the Annual Meeting and voting in person. Attending the Annual Meeting by itself will not revoke a proxy previously given.

Record Date and Share Ownership

        Only stockholders of record at the close of business on Thursday, April 15, 2010 are entitled to notice of and to vote at the meeting. As of the record date, 31,032,293 shares of the Company's Common Stock were issued and outstanding.

Votes Required and Method of Counting Votes

        Holders of shares of Common Stock are entitled to one vote per share on all matters to be acted upon at the meeting, including the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, the following votes are required to approve each item of business at the Annual Meeting:

  •
  Election of Directors: A plurality of votes cast by holders of shares entitled to vote is required to approve the election of the Class I Directors.

  •
  Other Items: A majority of the shares present at the Annual Meeting (in person or by proxy) and entitled to vote is required to approve the other proposals and any other items of business that properly come before the Annual Meeting.

        Broker "non-votes" occur when a nominee (such as a bank or broker) returns a proxy, but does not have the authority to vote on a particular proposal because it has not received voting instructions from the beneficial owner. Abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting, but broker non-votes are not counted for purposes of determining the number of shares entitled to vote with respect to any proposal for which the broker lacks discretionary authority. Accordingly, broker non-votes will have no effect on the outcome of the vote for the election of Directors or any other proposed matter. Stockholders of record who are present (in person or by proxy) and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meetings, are considered stockholders who are present and entitled to vote on the proposals. Accordingly, a properly executed proxy marked "ABSTAIN" with respect to any matter will not be voted, will have no effect on the outcome of the election of Directors, and will have the same effect as a vote "AGAINST" any other proposed matter.

        The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with the specifications made. Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted, as the case may be with respect to the item not marked: FOR the election of directors, FOR ratification of the appointment of the designated independent auditors, FOR the approval of the 2010 Equity Incentive Award Plan, FOR the approval of the Fifth Amendment to the 1995 Employee Stock Purchase Plan and as the proxy holders deem advisable on other matters that may come before the meeting. The Company does not know of other matters to be presented at the Annual Meeting. If any other matters come before the Annual Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment.

        The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

Solicitation of Proxies

        The cost of soliciting proxies will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. We have engaged MacKenzie Partners, Inc. ("MacKenzie"), a proxy solicitation firm, to assist in the solicitation of proxies. We expect MacKenzie's fee to be approximately $12,500. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Householding

        We have adopted a procedure approved by the Securities and Exchange Commission ("SEC") called "householding." Under this procedure, service providers that deliver our communications to shareholders may deliver a single copy of our Annual Report and Proxy Statement to multiple shareholders sharing the same address, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards. This householding procedure will reduce our printing costs and postage fees.

        We will deliver promptly upon written or oral request a separate copy of our Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Please notify our transfer agent at the address provided below to receive a separate copy of our Annual Report or Proxy Statement.

        If you are eligible for householding, but you and other shareholders with whom you share an address currently receive multiple copies of our annual reports and/or proxy statements, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our Annual Report or Proxy Statement for your household, please contact our transfer agent, BYN Mellon Shareholder Services, at P.O. Box 358015, Pittsburgh, PA 15252-8015, telephone number 1-877-258-2911.

Deadline for Receipt of Stockholder Proposals for 2011 Annual Meeting

        Proposals of stockholders that are intended to be presented by such stockholder at the Company's 2011 Annual Meeting must be received by us no later than December 31, 2010 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.

Our Mailing Address

        Our mailing address is 331 E. Evelyn Avenue, Mountain View, California 94041.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Board of Directors is currently comprised of seven directors, divided into three classes. Each class of directors consists of two or three directors, and each class of directors serves for a staggered three-year term or until a successor is elected and qualified. The Class II directors are Mr. Paul A. LaViolette and Mr. Peter L. Wilson, whose current terms will end at the Annual Meeting of Stockholders in 2011. The Class III directors are Kathryn A. Tunstall and Robert V. Toni, whose current terms will end at the Annual Meeting of Stockholders in 2012.

        The three current Class I directors standing for re-election in 2010 are Mr. Mark M. Sieczkarek, Mr. John L. Bishop and Mr. Thomas F. Bonadio. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below.

        In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote in their discretion for a substitute nominee. It is expected that all nominees will be able and willing to serve as directors.

        There are no family relationships among the Company's directors or executive officers. The names of directors, their ages as of April 1, 2010 and certain other information about them are set forth below:

Name	Age	Position with Conceptus	Class	Director Since
Kathryn A. Tunstall	60	Chairman of the Board of Directors	III	1993
Mark M. Sieczkarek	55	President, Chief Executive Officer and Director	I	2003
John L. Bishop(2)(3)	65	Director	I	2009
Thomas F. Bonadio(1)(2)	60	Director	I	2003
Paul A. LaViolette(1)(3)	52	Director	II	2008
Robert V. Toni(1)(2)	69	Director	III	2003
Peter L. Wilson(2)(3)	65	Lead Independent Director	II	2001

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of Nominating and Corporate Governance Committee.

NOMINEES FOR ELECTION AS DIRECTORS THROUGH 2013

Class I Directors:

        Mark M. Sieczkarek has served as the Company's President and Chief Executive Officer and to the Board of Directors since April 2003. Mr. Sieczkarek served as President, Americas, of Bausch and Lomb, Inc. from July 2001 to January 2003, as Corporate Vice President and President—Europe, Middle East and Africa Region from 1999 to 2001 and held positions of increasing responsibility at various divisions of Bausch and Lomb from 1995 to 1999. Prior to joining Bausch and Lomb, Mr. Sieczkarek was Vice President and Chief Financial Officer of KOS Pharmaceuticals from 1993 to 1995. From 1980 to 1993, Mr. Sieczkarek held executive level positions in Finance and Commercial Operations with several Bristol Myers-Squibb subsidiaries and Sanofi Diagnostics Pasteur. Mr. Sieczkarek is a board member of the Medical Device Manufacturers Association. Mr. Sieczkarek holds a B.S. in Accounting from the State University of New York at Buffalo and an M.B.A. degree in Finance from Canisius College.

        John L. Bishop has served as a member of the Company's Board of Directors since February 2009. Mr. Bishop has served as Chief Executive Officer of Cepheid, Inc., a leading molecular diagnostics company, since April 2002. Prior to this, he served as Chief Executive Officer of Vysis, a genomic disease management company from 1996 to March 2002, and as from 1993 to March 2002 and as Director from 1993 to December 2001. From 1991 until November 1993, Mr. Bishop was Chairman and Chief Executive Officer of MicroProbe Corporation, a biotechnology company and, from 1987 until 1991, was Chairman and Chief Executive Officer of Source Scientific Systems, a biomedical instrument manufacturing company. He began his career at American Hospital Supply Company in 1968 and held various management positions of increasing responsibility both in the United States and overseas. Mr. Bishop holds a B.S. degree from the University of Miami.

        Thomas F. Bonadio has served as a member of the Company's Board of Directors since September 2003. Mr. Bonadio is the founder and managing partner of The Bonadio Group, an independent provider of accounting, business advisory and financial services in the upstate New York area and a top 100 certified public accounting firm in the United States. He founded this business in 1978, following seven years with Arthur Andersen & Co. Mr. Bonadio is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. He holds a B.B.A. from St. John Fisher College, and is the past chairman of St. John Fisher College's Board of Trustees.

DIRECTORS WHOSE TERMS DO NOT EXPIRE THIS YEAR

Class II Directors (terms expire in 2011):

        Paul A. LaViolette has served as a member of the Company's Board of Directors since December 2008. Mr. LaViolette currently serves on the Board of Directors of privately-held DJO, Cameron Health, Direct Flow Medical, Inc., DC Devices, and ValenTx, Inc., and is a Venture Partner with SV Life Sciences Advisers, LLC. Mr. LaViolette most recently served as Chief Operating Officer of Boston Scientific Corporation until his retirement in June 2008. He joined Boston Scientific in January 1994 and had been Chief Operating Officer since 2004. During his 15-year career at Boston Scientific, Mr. LaViolette ran the International, Endosurgery, Interventional Cardiology and Cardiovascular businesses. Prior to joining Boston Scientific, he spent nine years with C.R. Bard, Inc. and four years with Kendall Company. Mr. LaViolette holds a B.A. from Fairfield University and an M.B.A. from Boston College.

        Peter L. Wilson has served as a member of the Company's Board of Directors since December 2001 and has served as the Lead Independent Director since November 2002. Mr. Wilson was President and Chief Executive Officer of Patient Education Systems from 1995 to 1998. Between 1992 and 1994, Mr. Wilson was an independent consultant in healthcare business development and marketing. From 1972 to 1992, Mr. Wilson worked for Proctor & Gamble / Richardson Vicks, where he held various positions including President of Richardson Vicks, Vice President/General Manager of Proctor & Gamble Vicks Healthcare, President/General Manager of the Vidal Sassoon Division and President/General Manager of the Personal Care Division. Mr. Wilson holds a B.A. from Princeton University and an M.B.A. in Marketing from Columbia University.

Class III Directors (terms expire in 2012):

        Kathryn A. Tunstall, Chairman of the Board of Directors since January 2000, has served as a member of the Company's Board of Directors since July 1993 and served as the Company's President and Chief Executive Officer from July 1993 to December 1999. Prior to joining the Company, from June 1990 until June 1993, Ms Tunstall served as President of the Edwards Less Invasive Surgery Division of Baxter International, a division engaged in development, manufacturing and marketing of cardiovascular catheters. Prior to her appointment as Division President, Ms. Tunstall served as Vice President of Worldwide Sales and Marketing, having joined the company in November 1986. From 1974 to 1986, Ms. Tunstall held various positions in finance, operations and marketing in two divisions of

American Hospital Supply Corporation, including that of Vice President of Marketing of McGaw Laboratories, a pharmaceutical and medical device company. Ms. Tunstall holds a B.A. in Economics from the University of California and has also completed graduate level studies in Business and Healthcare Administration.

        Robert V. Toni has served as a member of the Company's Board of Directors since October 2003. Mr. Toni retired in October 2002 from Closure Medical Corporation, where he held the position of President and Chief Executive Officer and served on the Executive Committee for eight years. Prior to his role at Closure Medical, Mr. Toni was General Manager and Executive Vice President of Marketing and Sales for Iolab Corporation for five years and held a number of senior positions with CooperVision Cilco for seven years, including his last position as Division President. Mr. Toni's earlier career primarily included financial management positions for several large companies, including V.P. General Manager of Sonometric Division of Rorer Pharmaceuticals, Controller at Sterndent Corporation, AMF Thermatool and Department Head of Cost Accounting for the Chevrolet Division of General Motors, Tarrytown Plant. Mr. Toni holds a B.B.A. from Iona College.

Other Public Company Directorships

        From January 1, 2005 through the present, the following directors have held directorships with the following public companies, including Conceptus, Inc. as noted in the table below:

	Dates Served on the Board of Directors	Additional Committees	Company	Type of Company
Kathryn A. Tunstall	July 1993—Present	None	Conceptus, Inc.	Medical Device Company
	February 2004—Present	Compensation Committee Audit Committee	Caliper Lifesciences	Bio-Technology Company
Mark M. Sieczkarek	April 2003—Present	None	Conceptus, Inc.	Medical Device Company
	August 2006—Present	Audit Committee Compensation Committee	Solta, Inc.	Medical Device Company
John L. Bishop	February 2009—Present	Compensation Committee Nominating and Corporate Governance Committee	Conceptus, Inc.	Medical Device Company
	April 2002—Present	None	Cephied, Inc.	Molecular Diagnostics Company
	April 1996—December 2001	None	Vysis, Inc.	Genome Disease Management Company
Thomas F. Bonadio	September 2003—Present	Audit Committee Compensation Committee	Conceptus, Inc.	Medical Device Company

	Dates Served on the Board of Directors	Additional Committees	Company	Type of Company
Paul A. LaViolette	December 2008—Present	Audit Committee Nominating and Corporate Governance Committee	Conceptus, Inc.	Medical Device Company
	May 2009—Present	Compensation Committee	Thoratec Corporation	Medical Device Company
	August 2008—Present	Compensation Committee Nominating and Corporate Governance Committee	Trans1, Inc.	Medical Device Company
Robert V. Toni	October 2003—Present	Audit Committee Compensation Committee	Conceptus, Inc.	Medical Device Company
	September 1996—September 2002	Executive Committee	Closure Medical Corporation	Medical Device Company
Peter L. Wilson	December 2001—Present	Lead Independent Director Compensation Committee Nominating and Corporate Governance Committee	Conceptus, Inc.	Medical Device Company
	June 2001—Present	Lead Independent Director Compensation Committee Audit Committee Corporate Governance Committee	ArthroCare Corporation	Medical Device Company
	April 1998—March 2001	Marketing Committee Executive Committee Compensation Committee	KeraVision, Inc.	Vision Correction Company

Qualification to Serve as Director

        The Nominating and Governance Committee has determined that each of the nominees and continuing directors is qualified to continue to serve as a director of the Company. The reasons for these determinations are as follows:

        Ms. Tunstall has substantial management, operational and entrepreneurial experience as the founder and Chief Executive Office of the Company for six years, during which time the Company became a public company, and as Chairman of the Board for ten years. She has also derived substantial operational, marketing and international experience as President and other worldwide leadership roles in medical device and life sciences companies and as a Director for public and private companies focused on women's health.

        Mr. Sieczkarek has been the Company's Chief Executive Officer and a director since 2003, during which time he has directed and presided over the Company's substantial growth. He also has more than seven years leading American and European divisions of large medical products company and 15 years in leadership positions in pharmaceutical companies. Additionally, he is a director of a public medical device company and sits on its Audit and Compensation Committee.

        Mr. Bishop has substantial management and entrepreneurial experience as CEO or president of molecular diagnostic, disease management, biotechnology and biomedical instrument companies for 21 years, with 14 years also serving as a director.

        Mr. Bonadio has substantial management experience and financial expertise as founder and managing partner of an accounting and financial services business and as a certified public accountant with Arthur Andersen & Co.

        Mr. LaViolette has substantial private investment, management and operational experience derived from his four years as chief operating officer and 15 years as manager of several medical product businesses of a major medical device company, as a partner in a venture capital firm and a director and committee member of three public companies.

        Mr. Toni has substantial management, operational and financial expertise with eight years as chief executive officer and a director of a pubic medical products company, 12 years as general manager responsible for sales and marketing for two medical companies with previous financial positions for large global companies.

        Mr. Wilson has substantial management and marketing experience for consumer products derived from his over 23 years as president and general manager for several divisions of major global consumer products companies, and 12 years as a director of public medical device companies and private companies.

Board Responsibilities and Risk Oversight

        The Board's primary responsibility is to seek to maximize long-term enterprise value. The Board selects senior management of the Company, monitors the performance of management and the Company, and provides advice and counsel to management. Among other things, the Board at least annually reviews the Company's long-term strategy, longer-term business plan and an annual budget for the Company. The Board also reviews and approves transactions in accordance with guidelines that the Board may adopt from time to time. In fulfilling the Board's responsibilities, directors have full access to the Company's management, external auditors and outside advisors. The Board carries out its role in the oversight of risk directly and through Board committees. The Board's direct role includes the consideration of risk in the strategic and operating plans that are presented to the Board by management. It also includes the regular receipt and discussion of reports from Board committees and the periodic receipt and discussion of reports from Company counsel, from the Company's Vice President, Finance, the Company's General Counsel & Chief Compliance Officer, from management and from outside financial advisors.

        With respect to the Board's role in risk oversight of the Company, in accordance with its Risk Management Policy, the Board of Directors annually assesses the Company's risk exposures and risk management of various parts of the business, including appropriate controls, guidelines and policies to minimize business risks and major financial risks and the steps management has undertaken to control them both at an annual presentation to the Board of Directors by management. Board committees carry out the Board oversight of risk as follows:

  •
  The Audit Committee oversees the Company's financial reporting process, legal and regulatory compliance, performance of the independent auditor, internal audit functions, financial and disclosure controls and adherence to the Company's Code of Business Conduct and Ethics, and makes determinations regarding any significant transactions with affiliates under the Company's polices relating to related party transactions.

  •
  The Compensation Committee reviews and approves the Company's compensation and other benefit plans, policies and programs and considers whether any of those plans, policies or programs creates significant risks that are likely to have a material adverse effect on the Company.

  •
  The Nominating and Governance Committee reviews and considers the adequacy of the Company's governance structures and reviews and makes determinations regarding the adequacy of director qualifications, including independence, and executive management succession planning.

        The Board has also addressed risk through the adoption of corporate policies that includes a Code of Business Conduct and Ethics that is designed to ensure that directors, officers and employees of the Company are aware of their ethical responsibilities and avoid conduct that may pose a risk to the Company.

Board Leadership

        The Company is focused on its corporate governance practice and values independent board oversight as an essential component of strong corporate performance to enhance enterprise value. Our commitment to independent oversight is demonstrated by the fact that all of our directors, except our Chairman and our Chief Executive Officer, are independent. In addition, all of the members of our Board's committees are independent. Our Board of Directors acts independently of management and regularly holds independent director sessions of the Board without management present. It is the policy of the Board that the functions of positions of Chief Executive Officer and Chairman be held by separate individuals. Moreover, while the Chairman of the Board is the Company's former founder and former Chief Executive Officer, in accordance with its policy that if a member of management serves as Chairman, the Board has appointed a Lead Independent Director. The Board of Directors believes this division of responsibilities is effective and in the best interests of the Company's stockholders as it enhances the independence of the Board's oversight while ensuring a high level of insight into the Company's operations and strategies.

Board Meetings and Committees

        Although the Company does not have a formal policy regarding attendance by members of the Board at its Annual Meeting of Stockholders, the Company encourages directors to attend and historically many of them have done so. To facilitate attendance and reduce travel costs, the Company usually schedules its Annual Meeting of Stockholders to occur immediately before or after a periodic meeting of the Board, although in some years scheduling conflicts have prevented this arrangement. All but one director attended the annual stockholder meeting in June 2009 by telephone or in person.

        The Board of Directors has determined that all of the members of the Board, other than Mr. Sieczkarek and Ms. Tunstall, are "independent" under the NASDAQ Listing Rules. During 2009, the Board of Directors held a total of eleven meetings, either in-person or via a teleconference. In addition, the Board of Directors acted by unanimous written consent once during 2009. The independent directors met separately without management directors at all regularly scheduled in-person board meetings.

        The Board of Directors has an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. The Board of Directors will form ad hoc committees as necessary for a specific purpose. The Board has adopted a charter for each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

        During 2009, each director attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served during the applicable time period.

    Audit Committee

        The Audit Committee of the Board of Directors currently consists of three independent directors, Messrs. Bonadio, LaViolette and Toni. Mr. Bonadio serves as the Chairman of the Audit Committee. During the last fiscal year, the Audit Committee held ten meetings. The primary responsibility of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audit of the financial statements of the Company. The Board adopted the Audit Committee Charter on April 16, 2003 and last amended it on December 16, 2005.

        The Board of Directors has determined that each member of the Audit Committee satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, the Board of Directors has determined that all members of the Audit Committee are "independent" under the NASDAQ Listing Rules. The Board of Directors has further determined that Mr. Bonadio is an "audit committee financial expert" as defined by Item 407(d) of Regulation S-K of the Securities Act of 1933, as amended (the "Securities Act").

    Compensation Committee

        The Compensation Committee of the Board of Directors currently consists of four independent directors, Messrs. Bishop, Bonadio, Toni and Wilson. Mr. Toni serves as the Chairman of the Compensation Committee. During the last fiscal year, the Compensation Committee held 16 meetings. The Compensation Committee administers the Company's incentive compensation and benefits plans (including stock plans) and, in conjunction with the Board of Directors, establishes salaries, incentives and other forms of compensation for directors, officers and certain other employees. The Board adopted the Compensation Committee charter on December 3, 2003 and last amended it on July 16, 2009.

        The Board of Directors has determined that all of the members of the Compensation Committee are "independent" as defined in the NASDAQ Listing Rules.

    Compensation Committee Interlocks and Insider Participation

        There are and were no interlocking relationships between the Board of Directors or the Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past.

    Compensation Policy

        The Compensation Committee seeks to ensure that the Company's compensation policy provides an appropriate relationship between executive pay and the creation of long-term investor value, while at the same time helping to recruit, reward, motivate and retain key employees. The Compensation Committee's objective is to provide a total compensation program that establishes base salaries in a competitive range, bonus opportunities that reward above-average performance and stock-based incentive programs designed to achieve long-term corporate financial goals and build executive stock ownership. Executive compensation does not include forms of compensation such as SERPs or deferred compensation. The Company's 2010 Equity Incentive Award Plan, 2001 Equity Incentive Plan and 2002 Non-Qualified Stock Option Plan preclude "repricing" or "exchanging" options. The Compensation Committee reviews all components of the Chief Executive Officer's compensation, including annual base salary, bonuses based on corporate and individual performance, equity and long-term incentive compensation, including grants of RSUs ("RSUs"), stock appreciation rights ("SARs") and stock options, accumulated realized and unrealized stock option, SAR and RSU gains, the dollar value to the executive and cost to the Company of all perquisites and other personal benefits and the actual and projected payout obligations under several potential severance and change in control scenarios. The

Compensation Committee also reviews the compensation components of all other executive officers as well as senior-level managerial and technical employees.

Base Salaries

        The Compensation Committee evaluates the performance and recommends the salary of the Chief Executive Officer and all other executive officers. Survey data is drawn from comparable peer group companies participating in medical device and/or biotechnology executive compensation surveys. Within this framework, executive salaries are determined based on evaluation of each officer's individual performance throughout the year, level of responsibility, overall salary structure and assessment of the Company's financial condition. The Company's compensation policy is designed to target executive officer base salaries within a competitive range of salary data for officers in similar positions in companies of like characteristics. Generally, salaries paid to the Company's executive officers in fiscal 2009 were within the targeted range. While it is the Compensation Committee's intent to continue to review periodically base salary information to monitor competitive ranges within the applicable market, including information related to geographic location and individual job responsibilities, it is further the intent of the Compensation Committee to maintain a close relationship between the Company's performance and the base salary component of the Company's executive officers' compensation.

Annual Incentive Bonuses

        The Company's Annual Incentive Bonus Plan provides for the payment of bonuses primarily in cash and sometimes partially in RSUs shortly after completion of the fiscal year based primarily on the Company's prior year performance in relation to predetermined financial objectives and individual executive performance for the year then ended. Target awards are set as a percent of base salary by officer responsibility and are competitive with the survey data reviewed by the Compensation Committee. Actual bonus awards are based on the Company's financial performance and individual executive performance. Prior to the beginning of the fiscal year, the Board of Directors established objectives related to growth in the Company's revenue and a targeted amount of earnings before interest, depreciation, amortization, taxes and stock-based compensation.

Equity Incentive Awards for Fiscal 2009

        During 2009, the Company's 2001 Equity Incentive Plan and 2002 Non-Qualified Stock Option Plan enabled the issuance to the Company's officers and employees of shares of restricted stock, RSUs, SARs and stock options to purchase shares of Common Stock at an exercise price equal to the closing market price of such stock on the date of award. These awards typically vest over three to five years. These awards are granted to the Company's executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future long-term performance. The Compensation Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the long-term value of the Company's equity.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee of the Board of Directors is currently composed of three independent directors, Messrs. Bishop, LaViolette and Wilson. Mr. Wilson serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee establishes qualification standards for membership on the Board of Directors, identifies qualified individuals for membership on the Board of Directors and considers and recommends director nominees for election to the Board of Directors. The Nominating and Corporate Governance Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. The Nominating and Corporate Governance Committee is also responsible for CEO succession planning, which it reviews annually.

        During 2009, the Nominating and Corporate Governance Committee held four meetings. The Company's policy is for the Nominating and Corporate Governance Committee to consider stockholder recommendations for director nominee(s) that are submitted in accordance with the Company's bylaws. The provisions of the Company's bylaws relevant to stockholder submission of director nominee(s) are described in greater detail below. To date, the Company has not received any recommendations from stockholders requesting that the Nominating and Corporate Governance Committee consider a candidate for inclusion among the slate of nominees in the Company's proxy statement.

        In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among other things, the following factors:

  •
  the appropriate size of the Board of Directors;

  •
  the needs of the Company with respect to the particular talents and experience of its directors;

  •
  the skills, experience and reputation of the potential nominee in relation to the capabilities already present on the Board of Directors;

  •
  the judgment and perspective developed through business experiences and/or educational endeavors;

  •
  the candidate's ability to work with other members of the Board of Directors and management to further the Company's goals and increase stockholder value; and

  •
  the ability to devote a sufficient amount of time to carry out the duties and responsibilities as a director.

        The objective of the Nominating and Corporate Governance Committee is to structure a Board of Directors that brings to the Company a diversity of skills and perspectives developed through high-quality business and professional experience. In considering whether to recommend a prospective nominee for selection by the Board, including candidates recommended by stockholders, the Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. However, the Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Other than the foregoing, there are no stated minimum criteria for director nominees. The Nominating and Corporate Governance Committee may, however, consider such other factors as it deems are in the best interests of the Company and the stockholders.

        The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue to serve. Current members of the Board of Directors with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining new perspectives. If any member of the Board of Directors does not wish to continue in service, or if the Nominating and Corporate Governance Committee decides not to nominate a member for re-election, the Nominating and Corporate Governance Committee will identify the desired skills and experience of a new nominee as outlined above. To date, the Company has not engaged a third party to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right to do so in the future if necessary.

        Stockholders may send any recommendations for director nominees or other communications to the Board of Directors or any individual director c/o Peter Wilson, Lead Independent Director,

Conceptus, Inc. 331 E. Evelyn Avenue, Mountain View, California 94041. All communications received will be reported to the Board of Directors or the individual directors, as appropriate.

        As required under the Company's bylaws, any stockholder recommendation for director nominee(s) should include:

  •
  the candidate's name, age and addresses;

  •
  the number of Common Stock beneficially owned by the candidate (if any);

  •
  any information about any "Disclosable Interests" (as defined in the Company's bylaws);

  •
  any other information relating to such nominee(s) that is required to be disclosed under the Exchange Act, including, without limitation, the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

  •
  a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the stockholder nominating such candidate, on the one hand, and the proposed candidate(s) or his or her respective affiliates and associates, on the other hand;

  •
  a questionnaire completed by the candidate(s), which questionnaire will be provided upon written request to the Company's secretary; and

  •
  any other information as may reasonably be required by the Company to determine the eligibility of such candidate(s) to serve as an independent director of the Company in accordance with the Company's Corporate Governance Guidelines.

        In addition, any such stockholder recommendation for director nominee(s) should (a) include (i) the stockholder's name and address, including, if applicable, the name and address as they appear on the books of the Company, (ii) the number of shares of Common Stock beneficially owned by the stockholder, and (iii) information about any other "Disclosable Interests" as defined in the Company's bylaws; and (b) comply with all applicable requirements of the Exchange Act with respect to such nominations. To be considered timely and properly brought before an annual meeting of stockholders, any such stockholder recommendation for director nominee(s) must be delivered to the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year's annual meeting. If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be received no later than the 90th day prior to such annual meeting, or, if later, the tenth 10th day following the day on which public disclosure of the date of the annual meeting was first made. For any such timely and properly brought stockholder recommendation for director nominee(s) to be included in the proxy statement and form of proxy for an annual meeting of stockholders, the stockholder must provide notice as required by the Exchange Act. For more information, please refer to "Deadline for Receipt of Stockholder Proposals for 2011 Annual Meeting" on page 3 of this proxy statement.

Code of Ethics

        The Board of Directors has adopted a formal Code of Business Conduct and Ethics that applies to all of the Company's employees, officers and directors. You can access the latest copy of the Code of Business Conduct and Ethics, as well as the charters of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors in the "About Conceptus" section of the Company's website at http://www.conceptus.com.

Director Compensation

        The Company's directors play a critical role in guiding its strategic direction and overseeing the management of the Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for highly qualified and productive public company directors.

        The many responsibilities and risks and the substantial time commitment of being a director require that the Company provide adequate compensation commensurate with the directors' workload and opportunity costs. The Company's outside directors are compensated based upon their respective levels of participation and responsibilities, including chairmanship on various committees. Outside directors receive a combination of annual cash retainers and equity grants in amounts that correlate to the responsibilities of each director in his or her service to the Company. In addition to this compensation, members of the Company's Board of Directors are also eligible for reimbursement of expenses incurred in connection with attendance at Board and committee meetings and related activities, in accordance with the Company's policy. The Company's Board of Directors and Compensation and Nominating and Corporate Governance Committees periodically review compensation for outside directors.

        The following table describes the Company's cash compensation practices for outside directors during 2009.

Paid in 2009
ANNUAL RETAINER
Board Members	$48,000
ADDITIONAL ANNUAL RETAINER
Lead Director (as Nominating and Corporate Governance Committee Chair)	$12,000
Audit Committee Chair	$7,500
Compensation Committee Chair	$4,500

        The Annual Retainer was paid quarterly in 2009. For 2009, Kathryn Tunstall, the Chairman of the Company's Board of Directors, was paid as an employee, in lieu of the above described cash payments, an annual salary of $160,000, which was paid within the Company's normal payroll cycle.

        For 2010, the annual cash retainer payable to non-employee Board members is $55,000, with the Lead Director (Nominating and Corporate Governance Committee chair), Audit Committee chair and Compensation Committee chair each receiving an additional retainer of $35,000, $30,000 and $20,000, respectively.

    Automatic Equity Grants

        Amended and Restated Independent Director Equity Compensation Policy.    In December 2007, the Board of Directors adopted The Amended and Restated Independent Director Equity Compensation Policy (effective January 1, 2008) which grants to (i) each Independent Director on the date when initially elected to the Board as an Independent Director or on the date on which he or she first becomes an independent director an award of RSUs ("Initial RSUs") with respect to that number of shares of Common Stock equal to $300,000 divided by the fair market value of Common Stock on the date of grant, and (ii) each continuing outside director an award of SARs ("Subsequent SARs") with respect to shares of Common Stock equal to $112,000 divided by the fair value of the Subsequent SARs on the date of grant calculated using the Black-Scholes option pricing model. The Subsequent SARs are granted on the date of each annual meeting of stockholders immediately following which the director is serving on the Company's Board of Directors. A director must have served on the

Company's Board of Directors for at least six (6) months prior to the date of such annual meeting to receive a Subsequent SAR grant. The Board of Directors believe the plan aligns Board of Director and stockholder interests and targets the value of total compensation which assists in reducing the effects of stock price fluctuation on total compensation when granting equity by number of shares only.

        Vesting of Director SARs.    Under the Amended and Restated Independent Director Equity Compensation Policy, the shares of Common Stock subject to the Subsequent SARs and Additional SARs vest 50% on each of the first two anniversaries following the date of grant.

        Vesting of Director RSUs.    The Initial RSUs vest 20% of the Initial RSUs on each of the first five anniversaries following the date of grant. The shares subject to Initial RSUs are not issued to directors until the date they cease serving on the Company's Board of Directors.

        All awards granted to non-employee directors are subject to accelerated vesting upon a change in control.

        Additional SARs.    Each non-employee director receives additional SARs ("Additional SARs") based on being the lead director or his or her chairmanship of a committee. The following table shows the additional SAR grants for the Company's non-employee directors following an annual meeting of stockholders for 2009:

	Additional SAR Units ($ Value)(1)	Date Issued
Lead Director	$28,000	Annual Stockholders' Meeting(2)
Audit Committee Chair	$17,500	Annual Stockholders' Meeting(2)
Compensation Committee Chair	$10,500	Annual Stockholders' Meeting(2)

(1)
Exact number of units determined by dividing the dollar amount by the fair value of Additional SARs on the date of the annual shareholder meeting as calculated using the Black-Scholes option pricing model.

(2)
A non-employee director must have served on the Company's Board of Directors for at least six months prior to the date of such annual meeting to be eligible for a grant of Additional SARs.

        In February 2010, the Board of Directors adopted a new compensation policy eliminating additional equity awards for services as a lead director or committee chair.

        SAR and RSU Grants to Kathryn Tunstall.    In addition to and outside of the Amended and Restated Independent Director Equity Compensation Policy, the Board of Directors grants SARs and RSUs to Kathryn Tunstall, the Company's Chairman of the Board of Directors, from time to time. For 2009, the Board of Directors approved a SAR grant to Ms. Tunstall of $120,000 divided by the fair value of the SAR grant on the date of the annual meeting of stockholders as calculated using the Black-Scholes option pricing model with the same vesting terms as other outside directors.

        February 2010 Amendment to Amended and Restated Independent Director Equity Compensation Policy.    In February 2010 the Board adopted a new equity compensation policy for non-employee directors. The new policy retains the Initial RSUs as described here; however, the new policy eliminates the Subsequent SARs and instead provides for the annual grant of restricted stock units ("Subsequent RSUs"). The Subsequent RSUs will be granted to non-employee directors immediately following the 2010 annual meeting with respect to shares of Common Stock calculated by dividing $110,000 by the fair market value of the Common Stock on the date of grant. The Subsequent RSUs will only be granted to a director who shall have then served for at least six months and will vest 50% on each of the first two anniversaries following the grant date. The shares subject to the Subsequent RSUs will not be issued until the date the director ceases serving on the Company's Board of Directors.

DIRECTORS' COMPENSATION IN 2009

        The table below summarizes the compensation paid to the Company's directors for the year ended December 31, 2009. Except for the amounts shown on this table, no other compensation was provided to the directors during 2009.

Name(1)	Fees Earned or Paid in Cash	Stock Awards(3)	Option Awards(3)	Total
Kathryn A. Tunstall(2)	$160,000	$—	$112,252	$272,252
John L. Bishop(4)	36,000	299,990	—	335,990
Thomas F. Bonadio	55,500	—	129,790	185,290
Paul A. Laviolette	48,000	—	—	48,000
Robert V. Toni	52,500	—	122,778	175,278
Peter L. Wilson	60,000	—	140,315	200,315

(1)
Mark M. Sieczkarek, a director and the Company's President and Chief Executive Officer, is an employee and is not included in this table. Mr. Sieczkarek's compensation is discussed in the Company's "Summary Compensation Table" on page 46.

(2)
Ms. Kathryn Tunstall, the Chairman of the Board of Directors was paid an annual salary of $160,000 as an employee of the Company.

(3)
Amount represents the grant date fair value of SARs and RSUs granted during 2009 as calculated in accordance with the provisions of Accounting Standards Codification ("ASC") Topic 718, Compensation—Stock Compensation ("ASC 718"), but excluding any estimate of future forfeitures. See Note 2 of the consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2009 regarding the assumptions underlying the valuation of equity awards.

(4)
Mr. Bishop joined the Board of Directors effective February 26, 2009. In accordance with the Amended and Restated Independent Director Equity Compensation Policy, he was granted 24,489 RSUs as an Initial RSU. His RSUs vest on each anniversary of the grant date in the amount of 1/5th of the RSUs granted. The grant date fair value of Mr. Bishop's Initial RSU was $299,990.

(5)
The following table shows aggregate total number of SARs and RSUs outstanding (both vested and unvested) for each director as of December 31, 2009:

	SARs			RSUs
Name	Total Number of Shares	Shares Vested	Shares Unvested	Total Number of Shares	Shares Vested	Shares Unvested
Kathryn A. Tunstall	119,436	89,269	30,167	30,170	30,170	—
John L. Bishop	—	—	—	24,489	4,898	19,591
Paul A. LaViolette	—	—	—	19,710	3,942	15,768
Peter L. Wilson	123,296	95,093	28,203	10,170	9,170	1,000
Robert V. Toni	111,696	87,019	24,677	10,170	9,170	1,000
Thomas F. Bonadio	116,536	90,449	26,087	10,170	9,170	1,000

Required Vote

        If a quorum is present and voting, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected as directors. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes, and broker non-votes will not affect the election of directors.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MESSRS. SIECZKAREK, BISHOP AND BONADIO AS THE CLASS I DIRECTORS OF THE COMPANY.

 PROPOSAL NO. 2
APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Upon the recommendation of the Audit Committee and subject to stockholder ratification, the Board of Directors has retained PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010. In recommending to the Board of Directors that PricewaterhouseCoopers LLP be retained as the Company's independent registered public accounting firm, the Audit Committee considered whether the provision of non-audit services by PricewaterhouseCoopers LLP was compatible with maintaining PricewaterhouseCoopers LLP's independence and concluded that it was.

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire. In the event the stockholders do not ratify such appointment, the Board of Directors will reconsider its selection.

Required Vote

        The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm requires the affirmative vote of the a majority of the shares present at the Annual Meeting (in person or by proxy) and entitled to vote.

Recommendation of the Board of Directors

        THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

 AUDIT COMMITTEE REPORT

        The information contained in this Audit Committee report shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

        The Audit Committee of the Board of Directors (the "Audit Committee") currently consists of three independent directors, Messrs. Bonadio, LaViolette and Toni. Mr. Bonadio serves as the Chairman of the Audit Committee. Each Audit Committee member is "independent" under the NASDAQ Listing Rules. Upon the recommendation of the Audit Committee and in compliance with the NASDAQ Listing Rules, the Board of Directors has adopted an Audit Committee Charter setting forth the requirements for the composition of the Audit Committee, the qualifications of its members, the frequency of meetings and the responsibilities of the Audit Committee.

        Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal accounting control. The Audit Committee's primary responsibility is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

        Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the requirements of Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards Volume 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.) In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm's independence from management and the Company, including the matters in the written disclosures and letter from the independent registered public accounting firm required by PCAOB Rule 3526 (Independence Discussions with Audit Committees) and considered the compatibility of non-audit services with the auditors' independence. The Committee has approved the audit fees of the independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with regulations prohibiting the independent registered public accounting firm from performing specified services that might impair their independence, as well as compliance with the Company's policies. The Audit Committee has discussed with the independent registered public accounting firm its evaluation of the accounting principles, practices and judgments applied by management, and the Audit Committee has discussed any items required to be communicated to it by the independent registered public accounting firm in accordance with regulations promulgated by the Securities and Exchange Commission (the "Commission"). The Audit Committee membership complies with the requirements of the NASDAQ Stock Market with respect to independence, financial literacy and financial management expertise. The Audit Committee has concluded that the independent registered public accounting firm is in fact independent of the Company.

        The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope of and plans for its audit. The Committee has met with the independent registered public accounting firm, separately and together, with and without management present, to discuss the Company's financial reporting processes and internal controls.

        In reliance on the reviews and discussions referred to above, and without other independent verification, the Audit Committee recommended to the Board of Directors the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2009.

        The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services related to the years ended December 31, 2009 and 2008:

Description of services	2009 Fees	2008 Fees(*)
Audit fees(1)	$825,727	$1,024,802
Tax fees(2)	40,000	9,547
All other fees(3)	1,500	1,500

Total	$867,227	$1,035,849

(*)
Amounts have been revised from previously reported amounts.

(1)
Audit Fees:    represents the aggregate fees billed for services performed to comply with generally accepted auditing standards. In addition to the audit and review of financial statements, it includes fees in connection with statutory and regulatory filings such as comfort letters, attest services, consents and assistance with and review of documents filed with the Commission. For the years ended December 31, 2009 and 2008, audit fees were for services related to the audit of the Company's annual financial statements, the audit of its internal controls over financial reporting, the review of its quarterly financial statements and the review of the associated filings. For the year ended December 31, 2008, audit fees include the

  Company's Registration Statements on Form S-8, which were filed with the Securities and Exchange Commission on April 1, 2008 and July 8, 2008. No such registration statements were filed during 2009. All such services were pre-approved by the Audit Committee.

(2)
Tax Fees:    represents the aggregate fees billed or to be billed for tax compliance matters. For the year ended December 31, 2009 tax fees included consultation services related to a transfer pricing study with Conceptus SAS.

(3)
All Other Fees:    represents the Company's user fees related to an online software tool provided by its independent registered public accounting firm.

Pre-Approval Policies

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, including the fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee may elect to delegate pre-approval authority to one or more designated Audit Committee members in accordance with its charter. Audit Committee approval is required to exceed the budgeted amount for a particular service. The Audit Committee considers whether such audit or non-audit services are consistent with the Commission's rules on auditor independence.

        Submitted on April 28, 2010 by the members of the Audit Committee of the Company's Board of Directors.

Thomas F. Bonadio, Audit Committee Chair Paul A. LaViolette, Audit Committee Member Robert V. Toni, Audit Committee Member

 PROPOSAL NO. 3
APPROVAL OF THE 2010 EQUITY INCENTIVE AWARD PLAN
AND THE RESERVATION OF AN AGGREGATE OF 3,000,000 SHARES OF COMMON STOCK
FOR ISSUANCE PURSUANT TO SUCH PLAN

        The Company's stockholders are being asked to approve the Conceptus, Inc. 2010 Equity Incentive Award Plan (the "2010 Plan") and the reservation of an aggregate of 3,000,000 shares of Common Stock for issuance pursuant to the 2010 Plan. The 2010 Plan is intended to replace the Company's Twelfth Amended and Restated 2001 Equity Incentive Plan (the "Prior Plan") and the Company's Amended and Restated 2002 Non-Qualified Stock Option Plan (the "Non-Qualified Plan"), which will terminate pursuant to their terms on March 21, 2011 and August 8, 2012, respectively. Upon stockholder approval of the 2010 Plan no new awards will be made under the Prior Plan or Non-Qualified Plan. However, the shares of Common Stock that remain available for issuance under the Prior Plan and the Non-Qualified Plan as of March 31, 2010 will be added to the shares reserved for issuance under the 2010 Plan. In addition, shares of Common Stock subject to awards already granted under the Prior Plan and the Non-Qualified Plan as of March 31, 2010 that terminate expire or lapse will become available for issuance under the 2010 Plan. As of March 31, 2010 there were 152,259, shares of Common Stock remaining available for issuance under the Prior Plan and the Non-Qualified Plan and 10,128,105 shares of Common Stock subject to awards already granted under the Prior Plan and Non-Qualified Plan. The Company does not expect that all of these awards will terminate, expire or lapse without such shares of Common Stock being issued. However in the event of the termination, expiration or lapse of all of such awards, the maximum number of shares of Common Stock that may become issuable under the 2010 Plan is 13,280,364. The Board has adopted, subject to stockholder approval, the 2010 Plan for the benefit of members of the Board, employees, and consultants.

        For more information, please refer to Equity Compensation Plan Information as of March 31, 2010 on page 46 of this proxy statement.

        The affirmative vote of a majority of the shares present at the Annual Meeting (in person or by proxy) and entitled to vote is required for the approval of the 2010 Plan. Should stockholder approval of this proposal not be obtained, then the 2010 Plan will not be implemented.

        The Company's Board of Directors unanimously recommends a vote "FOR" the approval of the 2010 Plan and reservation of 3,000,000 shares of Common Stock for issuance thereunder.

        The following summarizes the terms of the 2010 Plan, and the summary is qualified in its entirety by reference to the full text of the 2010 Plan, which is attached as Appendix A to this Proxy Statement.

General

        The Board has adopted, subject to stockholder approval, the 2010 Plan for employees and consultants of the Company and its subsidiaries and members of the Board, or as applicable, members of the board of directors of a subsidiary (collectively, "Directors"). The 2010 Plan is intended to replace the Prior Plan, which as of March 31, 2010, has approximately 36,942 shares available for issuance and the Non-Qualified Plan, which as of March 31, 2010 has approximately 115,317 shares available for issuance. The 2010 Plan will become effective upon its approval by Company stockholders pursuant to this Proposal Three. If the 2010 Plan becomes effective, then the Prior Plan and the Non-Qualified Plan will be terminated on the date the 2010 Plan becomes effective, provided, that any awards outstanding under the Prior Plan and the Non-Qualified Plan will remain outstanding pursuant to the terms of the Prior Plan and the Non-Qualified Plan.

        The Board believes that the 2010 Plan will promote the success and enhance the value of the Company by continuing to link the personal interests of participants to those of the Company and its stockholders and by providing participants with an incentive for outstanding performance to generate superior returns to Company stockholders. The Board further believes that the 2010 Plan will provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, consultants and Directors upon whose judgment, interest and special effort the successful operation of the Company is largely dependent.

        The 2010 Plan provides for the grant of stock options (both incentive stock options and nonqualified stock options), restricted stock, SARs, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, RSUs, performance bonus awards and performance-based awards to eligible participants. A summary of the principal provisions of the 2010 Plan is set forth below.

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally limits the deductibility of compensation paid to certain executive officers of a publicly-held corporation to $1.0 million in any taxable year of the corporation. Certain types of compensation, including "qualified performance-based compensation," are exempt from this deduction limitation. In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) of the Code generally requires that:

  •
  The compensation be paid solely upon account of the attainment of one or more pre-established objective performance goals;

  •
  The performance goals must be established by a compensation committee comprised of two or more "outside directors;"

  •
  The material terms of the performance goals must be disclosed to and approved by the stockholders; and

  •
  The compensation committee of "outside directors" must certify that the performance goals have indeed been met prior to payment.

        Section 162(m) contains a special rule for stock options and SARs which provides that stock options and SARs will satisfy the qualified performance-based compensation exception if the awards are made by a qualifying compensation committee, the plan sets forth the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date. The 2010 Plan has been designed to permit a committee, which may be the Board or a committee appointed by the Board (collectively, for the purposes of this Proposal Three, the "Committee"), to grant stock options, SARs and other awards which may qualify as qualified performance-based compensation under Section 162(m) of the Code.

Administration

        The 2010 Plan will be administered by the Committee, except that with respect to awards granted to independent directors, the Board will administer the 2010 Plan. Unless otherwise determined by the Board, the Committee will consist solely of two or more Board members who are "outside directors" for purposes of Section 162(m) of the Code, Non-Employee Directors (as defined in Rule 16b-3(b)(3) of the Exchange Act) and "independent directors" under the NASDAQ Listing Rules. The Board or the Committee may delegate to a committee of one or more Board members or one or more Company officers the authority to grant or amend awards under the 2010 Plan to participants other than (i) senior Company executives who are subject to Section 16 of the Exchange Act, (ii) employees who are "covered employees" within the meaning of Section 162(m) of Code, and (iii) Company officers or Directors to whom the authority to grant or amend awards under the 2010 Plan has been delegated.

        Unless otherwise determined by the Board, the Committee will have the authority to administer the 2010 Plan, including the power to (i) designate participants under the 2010 Plan, (ii) determine the types of awards granted to participants under the 2010 Plan, the number of such awards, and the number of shares of Common Stock subject to such awards, (iii) determine and interpret the terms and conditions of any awards under the 2010 Plan, including the vesting schedule, exercise price, whether to settle, or accept the payment of any exercise price, in cash, Common Stock, other awards or other property, and whether an award may be cancelled, forfeited or surrendered, (iv) prescribe the form of each award agreement, and (v) adopt rules for the administration, interpretation and application of the 2010 Plan. The Committee will not have the authority to accelerate the vesting or waive the forfeiture of any performance-based awards.

Eligibility

        Persons eligible to participate in the 2010 Plan include all employees (including officers of the Company), directors and consultants of the Company and its subsidiaries, as determined by the Committee. As of March 31, 2010, approximately 258 employees, and six directors were eligible to participate in the 2010 Plan.

Limitation on Awards and Shares Available

        The aggregate number of shares of Common Stock that may be issued or transferred under the 2010 Plan is 3,000,000 plus that number of shares which, as of March 31, 2010, remain available for issuance under the Prior Plan and Non-Qualified Plan or shares subject to awards already granted under the Prior Plan and the Non-Qualified Plan as of March 31, 2010 that terminate, expire or lapse will become available for issuance under the 2010 Plan., provided that the aggregate number of shares of Common Stock available for issuance under the 2010 Plan is reduced by 2.5 shares for each share of Common Stock delivered in settlement of any award other than a stock option or SAR. In addition, no more than 13,280,364 shares of Common Stock may be issued upon the exercise of incentive stock options. On the effective date of the 2010 Plan, the Prior Plan and Non-Qualified Plan will be terminated, provided, that any awards outstanding under the Prior Plan and Non-Qualified Plan will remain outstanding pursuant to their terms. The shares of Common Stock covered by the 2010 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

        Generally, shares of Common Stock subject to an award under the 2010 Plan, Prior Plan or Non-Qualified Plan that terminates, expires or lapses for any reason are made available for issuance again under the 2010 Plan, except that each share subject to an award other than a stock option or SAR that terminates, expires, or lapses for any reason will increase the number of shares that can be issued under the 2010 Plan by 2.5 shares. Shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award and shares of Common Stock that were subject to a stock-settled SAR that are not issued upon exercise of the SAR will not be available for issuance again under the 2010 Plan. The payment of dividend equivalents in cash in conjunction with outstanding awards will not be counted against the shares available for issuance under the 2010 Plan.

        The maximum number of shares of Common Stock that may be subject to one or more awards granted to any one participant pursuant to the 2010 Plan during any calendar year is 800,000, or 300,000 with respect to any awards other than stock options and SARs and the maximum amount that may be paid in cash during any calendar year with respect to any performance-based award is $2,000,000.

"BURN RATE" POLICY

        In order to minimize the dilutive impact on the Company's existing stockholders of grants of equity-based awards to members of the Board, employees and consultants, the Company commits that, with respect to the shares of Common Stock initially being reserved for issuance under the 2010 Plan, the "burn rate" of equity awards will not exceed an average of 4.02% per fiscal year through the fiscal year ending December 31, 2012. This burn rate equals our industry mean plus one standard deviation, of the number of shares of our common stock that we believe will be outstanding over such three year period. For purposes of calculating the number of shares granted in a year, any "full-value" awards will count as equivalent to 2.5 shares. The burn rate will be recalculated following the end of each fiscal year during this period. The "burn rate" is the average of allowable burn rate levels for 2009 and 2010.For this purpose, burn rate is defined as the adjusted total number of equity grants made in a given year divided by the number of shares of Common Stock outstanding at the end of that year. The adjusted total number of equity grants is equal to the sum of the number of shares of Common Stock subject to options and other equity-based awards granted during the year as adjusted to reflect "full value".

Awards

        The 2010 Plan provides for grants of stock options (both incentive stock options and nonqualified stock options), restricted stock, SARs, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, RSUs, performance bonus awards and performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2010 Plan.

        Stock Options.    Stock options, including incentive stock options (as defined under Section 422 of the Code) and nonqualified stock options may be granted pursuant to the 2010 Plan. The exercise price of incentive stock options and nonqualified stock options granted pursuant to the 2010 Plan will not be less than 100% of the fair market value of the Common Stock on the date of grant, unless incentive stock options are granted to any individual who owns, as of the date of grant, stock possessing more than 10% of the total combined voting power of all classes of Company stock (the "Ten Percent Owner"), whereupon the exercise price of such incentive stock options will not be less than 110% of the fair market value of the Common Stock on the date of grant. Incentive stock options and nonqualified stock options may be exercised as determined by the Committee, but in no event after (i) the fifth anniversary of the date of grant with respect to incentive stock options granted to a Ten Percent Owner, or (ii) the tenth anniversary of the date of grant with respect to incentive stock options granted to other employees and nonqualified stock options. Nonqualified stock options may be exercised as determined by the Committee. Upon the exercise of a stock option, the exercise price must be paid in full in cash, by tendering previously-acquired shares of Common Stock with a fair market value at the time of exercise equal to the aggregate exercise price of the option or the exercised portion thereof or by tendering other property acceptable to the Committee.

        Restricted Stock.    Restricted stock awards may be granted pursuant to the 2010 Plan. A restricted stock award is the grant of shares of Common Stock at a price determined by the Committee (including zero), that is subject to transfer restrictions and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee.

        Stock Appreciation Rights.    A SAR is the right to receive payment of an amount equal to (i) the excess of (A) the fair market value of a share of Common Stock on the date of exercise of the SAR over (B) the fair market value of a share of Common Stock on the date of grant of the SAR, multiplied by (ii) the aggregate number of shares of Common Stock subject to the SAR. Such payment will be in the form of cash, Common Stock or a combination of cash and Common Stock, as determined by the Committee, and SARs settled in Common Stock will satisfy all of the restrictions imposed by the 2010 Plan upon stock option grants. Each SAR must be evidenced by a written award agreement with terms and conditions consistent with the 2010 Plan. The Committee will determine the time or times at which a SAR may be exercised in whole or in part, provided that the term of any SAR will not exceed seven years.

        Restricted stock units.    RSUs may be granted pursuant to the 2010 Plan, typically without consideration from the participant. RSUs may be subject to vesting conditions including continued employment or achievement of performance criteria established by the Committee. Like restricted stock, RSUs may not be sold or otherwise transferred or hypothecated until vesting conditions are removed or expire. Unlike restricted stock, the Common Stock underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting rights prior to the time when vesting conditions are satisfied.

        Performance shares.    Awards of performance shares are denominated in a number of shares of Common Stock and may be linked to any one or more performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

        Performance stock units.    Awards of performance stock units are denominated in unit equivalent of shares of Common Stock and/or units of value, including dollar value of shares of Common Stock, and may be linked to any one or more performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

        Dividend equivalents.    Dividend equivalents are rights to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock. Dividend equivalents represent the value of the dividends per share of Common Stock paid by the Company, calculated with reference to the number of shares that are subject to any award held by the participant. Dividend equivalents are converted to cash or additional shares of Common Stock by such formula and at such time subject to such limitations as may be determined by the Committee. Dividend equivalents cannot be granted with respect to options or SARs.

        Stock payments.    Stock payments include payments in the form of Common Stock, options or other rights to purchase Common Stock made in lieu of all or any portion of the compensation that would otherwise be paid to the participant. The number of shares will be determined by the Committee and may be based upon performance criteria determined appropriate by the Committee, determined on the date such stock payment is made or on any date thereafter.

        Deferred stock.    Deferred stock may be awarded to participants and may be linked to any performance criteria determined to be appropriate by the Committee. Common Stock underlying a deferred stock award will not be issued until the deferred stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee, and unless otherwise provided by the Committee, recipients of deferred stock generally will have no rights as a stockholder with respect to such deferred stock until the time the vesting conditions are satisfied and the stock underlying the deferred stock award has been issued.

        Performance-based awards.    Any participant selected by the Committee may be granted a cash bonus payable upon the attainment of performance goals that are established by the administrator and relate to any one or more performance criteria determined appropriate by the Committee on a specified date or dates or over any period or periods determined by the Committee. Any such cash bonus paid to a "covered employee" within the meaning of Section 162(m) of the Code may be a performance-based award as described below.

        The Committee may grant awards to employees who are or may be "covered employees," as defined in Section 162(m) of the Code, that are intended to be qualified performance-based compensation within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Committee for the period are satisfied. With regard to a particular performance period, the Committee will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed by the Company or any qualifying subsidiaries on the date the performance-based award is paid to be eligible for a performance-based award for any period. Stock options and SARs granted under the 2010 Plan will generally satisfy the exception for qualified performance-based compensation since they will be made by a qualifying compensation committee, the plan sets forth the maximum number of shares of Common Stock which may be subject to awards granted to any one participant during any calendar year, and the per share exercise price of options and SARs must be at least equal to the fair market value of a share of Common Stock on the date of grant.

        Pre-established performance goals for awards intended to be qualified performance-based compensation within the meaning of Section 162(m) of the Code must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Common Stock and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

        Full value award limitations.    Except as may be determined by the Committee in the event of a participant's death, disability or retirement, or in connection with a change in control event, "Full Value Awards" (that is, restricted stock awards, performance share awards, performance stock unit awards, stock payment awards, dividend equivalents awards, deferred stock awards or RSU awards) that vest solely based on the passage of time must vest over a period of not less than three years and performance awards must vest over a period of not less than one year (which will include fully-vested awards granted in lieu of cash awards that have been earned based on a performance period of at least one year). These vesting limitations will not apply to a limited basket consisting of up to 5% of the shares of Common Stock available for issuance (as described in more detail above) or to awards granted to newly hired employees.

        Transferability of awards.    Awards cannot be assigned, transferred or otherwise disposed of by a participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee. The Committee may provide in any award agreement that an award may be transferred to certain persons or entities related to a participant in the 2010 Plan, including but not limited to members of the participant's family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of the participant's family and/or charitable institutions, or to such other persons or entities as may be expressly permitted by the Committee. Such permitted assignees will be bound by and subject to such terms and conditions as determined by the Committee.

Adjustments to Awards

        If there is a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the stock price of Common Stock (or other securities) and causes a change in the per share value of the

Common Stock underlying outstanding awards, then the Committee will make equitable adjustments to the number and type of securities subject to each outstanding award under the 2010 Plan, and the exercise price or grant price of such outstanding award (if applicable). The Committee can make other equitable adjustments it determines are appropriate to reflect such an event with respect to the aggregate number and kind of shares that may be issued under the 2010 Plan.

        If there is any other combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or other change affecting the shares of Common Stock or the stock price of the Common Stock (other than an event described in the preceding paragraph), the Committee may, in its discretion:

  •
  equitably adjust the aggregate number and type of shares of Common Stock subject to the 2010 Plan, the terms and conditions of any outstanding awards (including any performance targets or criteria with respect thereto), and the grant or exercise price per share of outstanding awards;

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  provide for the termination of any award in exchange for an amount of cash (if any) and/or other property equal to the amount that would have been attained upon the exercise of such award or realization of the participant's rights;

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  provide for the replacement of any award with other rights or property selected by the Committee in its sole discretion;

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  provide that any outstanding award cannot vest, be exercised or become payable after such event;

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  provide that awards may be exercisable, payable or fully vested as to shares of Common Stock covered thereby;

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  provide that any surviving corporation (or its parent or subsidiary) will assume awards outstanding under the 2010 Plan or will substitute similar awards for those outstanding under the 2010 Plan, with appropriate adjustment of the number and kind of shares and the prices of such awards; or

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  make adjustments (i) in the number and type of shares of Common Stock (or other securities or property) subject to outstanding awards or in the number and type of shares of restricted stock or deferred stock or (ii) to the terms and conditions of (including the grant or exercise price) and the criteria included in, outstanding rights, options and awards or future rights, options and awards.

Effect of a Change in Control

        In the event of a change in control of the Company, an award will become fully exercisable and all forfeiture restrictions on such award will lapse, unless any surviving or acquiring entity assumes the participant's outstanding award or substitutes an equivalent award.

Amendment and Termination

        The Committee, subject to approval of the Board, may terminate, amend or modify the 2010 Plan at any time; provided, however, that stockholder approval will be obtained (i) for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, (ii) to increase the number of shares of Common Stock available under the 2010 Plan, (iii) to permit options to be granted with a per share exercise price lower than fair market value on the date of grant, and (iv) to permit the Committee to extend the exercise period for an option beyond seven years from the date of grant. In addition, no option may be amended to reduce the per share exercise price of the shares subject to the option below the per share exercise price as of the date of grant and, except as described in the "Adjustments to Awards" section above or upon a change in control of the Company, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

        In no event may an award be granted pursuant to the 2010 Plan on or after the tenth anniversary of the date the 2010 Plan was adopted by the Board.

Federal Income Tax Consequences

        The U.S. federal income tax consequences of the 2010 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2010 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or foreign tax consequences. Tax considerations may vary from locality to locality and depending on individual circumstances.

        Section 409A of the Code.    Certain types of awards under the 2010 Plan, including deferred stock and RSUs, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2010 Plan and awards granted under the plan will be structured and interpreted to comply with, or be exempt from, Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A. To the extent determined necessary or appropriate by the Committee, the 2010 Plan and applicable award agreements may be amended without award holder consent to exempt the applicable awards from Section 409A of the Code or to comply with Section 409A.

        Non-Qualified Stock Options.    For federal income tax purposes, if participants are granted non-qualified stock options under the 2010 Plan, participants generally will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of non-qualified stock options, participants will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The basis that participants have in shares of Common Stock, for purposes of determining their gain or loss on subsequent disposition of such shares of Common Stock generally, will be the fair market value of the shares of Common Stock on the date the participants exercise their options. Any subsequent gain or loss will be generally taxable as capital gains or losses.

        Incentive Stock Options.    There is no taxable income to participants when participants are granted an incentive stock option or when that option is exercised. However, the amount by which the fair market value of the shares of Common Stock at the time of exercise exceeds the option price will be an "item of adjustment" for participants for purposes of the alternative minimum tax. Gain realized by participants on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to the Company, unless participants dispose of the shares of Common Stock within (i) two years after the date of grant of the option or (ii) within one year of the date the shares of Common Stock were transferred to the participant. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of the option's exercise (or the date of sale, if less) will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent that participants must recognize ordinary income. If such a sale or disposition takes place in the year in which participants exercise their options, the income such participants recognize upon sale or disposition of the shares of Common Stock will not be considered income for alternative minimum tax purposes.

        Incentive stock options exercised more than three months after a participant terminates employment, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the participant will have been deemed to have received income on the exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

        Restricted Stock.    For federal income tax purposes, the grantee generally will not have taxable income on the grant of restricted stock, nor will the Company then be entitled to any deduction, unless the grantee makes a valid election under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the grantee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock.

        Stock Appreciation Rights.    No taxable income is realized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares of Common Stock received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the grantee in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the grantee realized as ordinary income.

        Performance Shares.    The grantee generally will not realize taxable income at the time of the grant of the performance shares, and the Company will not be entitled to a deduction at that time. When the award is paid, whether in cash or Common Stock, the grantee will have ordinary income, and the Company will be entitled to a corresponding deduction.

        Performance RSUs.    The grantee generally will not realize taxable income at the time of the grant of the performance RSUs, and the Company will not be entitled to a deduction at that time. When the award is paid, whether in cash or Common Stock, the grantee will have ordinary income, and the Company will be entitled to a corresponding deduction.

        Dividend Equivalents.    The grantee generally will not realize taxable income at the time of the grant of the dividend equivalents, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the grantee will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

        Stock Payments.    If the grantee receives a stock payment in lieu of a cash payment that would otherwise have been made, he or she generally will be taxed as if the cash payment has been received, and the Company will have a deduction in the same amount.

        Deferred Stock.    The grantee generally will not have taxable income upon the issuance of the deferred stock and the Company will not then be entitled to a deduction. However, when deferred stock vests and is issued to the grantee, he or she will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the difference between the fair market value of the shares at the date of issuance over the purchase price, if any, for the deferred stock. Deferred stock may be subject to Section 409A of the Code, and the failure of any award of deferred stock that is subject to Section 409A to comply with Section 409A may result in taxable income to the grantee upon the grant or vesting of the award. Furthermore, an additional 20% penalty tax may be imposed pursuant to Section 409A of the Code, and certain interest penalties may apply.

        Restricted Stock Units.    The grantee generally will not realize taxable income at the time of the grant of the RSUs, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the grantee will have ordinary income, and the Company will be entitled to a corresponding deduction. RSUs may be subject to Section 409A of the Code, and the failure of any RSU that is subject to Section 409A to comply with Section 409A may result in taxable income to the grantee upon vesting (rather than at such time as the award is paid). Furthermore, an additional 20% penalty tax may be imposed under Section 409A of the Code, and certain interest penalties may apply.

        Performance Bonus Awards.    The grantee will generally recognize ordinary income at the time a performance bonus award is paid to the participant. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

        Section 162(m) of the Code.    As described above, in general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits) for certain executive officers exceeds $1.0 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any taxable year of the corporation. However, under Section 162(m) of the Code, the deduction limit does not apply to certain "qualified performance-based compensation."

        In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) of the Code generally requires that:

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  The compensation be paid solely upon account of the attainment of one or more pre-established objective performance goals;

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  The performance goals must be established by a compensation committee comprised of two or more "outside directors;"

  •
  The material terms of the performance goals must be disclosed to and approved by the stockholders; and

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  The compensation committee of "outside directors" must certify that the performance goals have indeed been met prior to payment.

        Pursuant to a special rule under Section 162(m), stock options and SARs will satisfy the "qualified performance-based compensation" exception if (i) the awards are made by a qualifying compensation committee, (ii) the plan sets the maximum number of shares that can be granted to any person within a specified period and (iii) the compensation is based solely on an increase in the stock price after the grant date. The 2010 Plan has been designed to permit the Committee to grant stock options and SARs which will qualify as "qualified performance-based compensation." In addition, performance-based awards are intended to qualify as "qualified performance-based compensation."

New Plan Benefits

        No awards will be granted pursuant to the 2010 Plan until it is approved by the Company's stockholders. In addition, awards are subject to the discretion of the Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2010 Plan or the benefits that would have been received by such participants if the 2010 Plan had been in effect in the year ended December 31, 2009. See the Grants of Plan-Based Awards Table for a listing of SARs granted to the Named Executive Officers during year ending December 31, 2009 under the Prior Plan.

Required Vote

        Adoption of the 2010 Plan requires approval by the affirmative vote of a majority of the shares present at the Annual Meeting (in person or by proxy) and entitled to vote.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL THE APPROVAL OF THE 2010 PLAN AND RESERVATION OF 3,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

 PROPOSAL NO. 4
APPROVAL OF THE FIFTH AMENDMENT TO THE
1995 EMPLOYEE STOCK PURCHASE PLAN TO RESERVE 200,000 SHARES THEREUNDER

        The Board of Directors has adopted, subject to stockholder approval, the Fifth Amendment to the 1995 Employee Stock Purchase Plan (the "Purchase Plan") in the form attached to this proxy statement as Appendix B (the "Purchase Plan Amendment").

        The purpose of the Purchase Plan is to provide employees with the opportunity to purchase Common Stock through accumulated payroll deductions. The Purchase Plan is intended to qualify under Section 423 of the Code. Subject to the stockholders' approval, the Purchase Plan Amendment would amend the Purchase Plan to increase the number of the shares of Common Stock reserved for issuance thereunder by 200,000 shares, effective July 1, 2010.

        The Company's Board of Directors approved the proposed Purchase Plan Amendment on April 22, 2010, to be effective on July 1, 2010 and after stockholder approval. A summary of the Purchase Plan appears below.

Plan Administration

        The Purchase Plan may be administered by the Board of Directors or a committee named by the Board of Directors. The administrator will have the discretionary authority to administer and interpret the Purchase Plan and to adopt any rules deemed desirable and appropriate for the administration of the Purchase Plan.

Shares Available Under Purchase Plan

        Subject to stockholder approval of the Purchase Plan Amendment effective July 1, 2010, the maximum number of shares of Common Stock which will be authorized for sale under the Purchase Plan is 810,000.

Eligible Employees

        Employees eligible to participate in the Purchase Plan generally include employees who have been employed by the Company or one of its designated subsidiaries as of the first day of an applicable offering period. Employees who customarily work less than 5 months in a calendar year or are customarily scheduled to work less than 20 hours per week will not be eligible to participate in the Purchase Plan. In addition, an employee who owns (or is deemed to own through attribution) 5% or more of the combined voting power or value of all classes of the stock of the Company or one of its subsidiaries is not allowed to participate in the Purchase Plan.

Participation

        Employees will enroll under the Purchase Plan by completing a payroll deduction form permitting the deduction or at least 1% but not more than 10% from their compensation. However, in no case may a participant subscribe for more than $25,000 in Common Stock during any calendar year. If the aggregate subscriptions exceed the number of authorized shares of Common Stock available for purchase under the Purchase Plan, they will be reduced on a pro rata basis.

Offering

        The Purchase Plan is implemented by a series of offering periods of twelve months duration, with new offering periods (other than the first offering period) commencing on or about January 1 and July 1 of each year. Each offering period will consist of two consecutive purchase periods of six months duration, with the last day of such period being designated a purchase date. Subject to stockholder approval of this Proposal No. 4, the Purchase Plan Amendment would become effective upon the commencement of the next offering period, which would begin on July 1, 2010.

        The per share purchase price will be the lower of 85% of the per share fair market value of Common Stock at the beginning of the offering period or on the purchase date. For purposes of the Purchase Plan, "fair market value" means, as of any date, the fair market value based on the closing price of the Common Stock on the NASDAQ Stock Market on such date, or if the Common Stock is not traded on such date, on the immediately preceding trading date.

        If the fair market value of Common Stock on the first purchase date of an offering period is less than the fair market value at the beginning of the offering period, a new twelve month offering period will automatically begin on the first business day following the purchase date. Employees may end their participation in an offering period at any time during the offering period, and once during each offering period may decrease the rate of payroll deductions. Participation in the Purchase Plan ends automatically on termination of employment with the Company or an employee's failure to remain employed for at least 20 hours per week.

        A participant may cancel his or her payroll deduction authorization at any time prior to the end of the any purchase period. Upon cancellation, the entire balance of his or her account shall be refunded in cash without interest.

        Unless a participant has previously canceled his or her participation in the Purchase Plan, the participant will be deemed to have exercised his or her option in full as of each exercise date. Upon exercise, the participant will purchase the number of shares of Common Stock that his or her accumulated payroll deductions will buy at the option purchase price. The Company may, with respect to any offering period, require that the participant represent and warrant at the time of purchase of such shares that such participant has no present intention to sell or distribute such shares if the Company believes that such condition is required by any applicable securities laws.

Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale

        The number of shares of Common Stock available for purchase under the Purchase Plan, as well as the option purchase price and the number of shares covered by each option under the Purchase Plan that has not yet been exercised shall be proportionately adjusted for adjustments made in the number of outstanding shares of Common Stock or an exchange of the shares of Common Stock resulting from a stock split, stock dividend, or any other subdivision.

        If there is a proposal to dissolve or liquidate the Company, the offering period will terminate immediately prior to the consummation of such proposed action. If there is a proposal to (i) sell all or substantially all of the Company's assets or (iii) merge or consolidate the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation in accordance with Section 424 of the Code, unless the Board of Directors in its discretion decides to shorten the then current offering period, in which case each participant will have at least 10 days prior notice of the new purchase date and each option will automatically be exercised upon such date unless the participant withdraws from the offering period prior to such date.

Amendment and Termination

        The Board of Directors may amend, suspend or terminate the Purchase Plan at any time. However, the Board of Directors may not amend the Purchase Plan to adversely affect any outstanding rights to purchase stock thereunder. In addition, the Board of Directors may not amend the Purchase Plan without stockholder approval if such approval is required by applicable law or necessary pursuant to the Securities Exchange Act of 1934, as amended, or the Code. Unless terminated earlier by the Board of Directors, the Purchase Plan will terminate automatically on November 21, 2015.

Federal Income Tax Consequences

        Generally, no federal income tax consequences will arise at the time an employee purchases Common Stock under the Purchase Plan. If an employee disposes of Common Stock purchased under the Purchase Plan less than one year after the Common Stock is purchased or within two years of the enrollment date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the Common Stock at the time of purchase and the amount paid by the employee for the Common Stock. The amount of such ordinary income recognized by the employee will be added to the employee's basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee.

        If an employee does not dispose of the Common Stock purchased under the Purchase Plan until at least one year after the Common Stock is purchased and at least two years after the enrollment date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of the Common Stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of the Common Stock on the enrollment date over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee's basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee.

        We generally will not be entitled to a tax deduction with respect to the Common Stock purchased by an employee under the Purchase Plan, unless the employee disposes of the Common Stock less than one year after the Common Stock is transferred to the employee or less than two years after the enrollment date, in which case we will generally be entitled to a tax deduction corresponding to the amount of ordinary income recognized by the employee.

New Plan Benefits

        Shares of Common Stock were purchased during the two offering periods during 2009. The first offering period began January 1, 2009 and ended on June 30, 2009. The second offering period began on July 1, 2009 and ended on December 31, 2009, at a purchase price of $13.45, respectively and in the amounts of shares as follows:

Name	Position	# of ESPP Shares Purchased
Mark M. Sieczkarek	President, Chief Executive Officer and Director	1,393
Gregory E. Lichtwardt	Executive Vice President, Operations, Treasurer and Chief Financial Officer	—
Ulric Cote, III	Executive Vice President, Global Sales and Business Development	—

        All named executive officers ("NEOs) as a group purchased 1,393 shares during 2009; all current non-executive directors as group purchased zero shares; and all current non-executive employees as a group purchased 65,577 shares during 2009.

        No current directors who are not employees will receive any benefit under the Purchase Plan. The benefits that will be received under the Purchase Plan in the future by the Company's current executive officers and by all eligible employees are not currently determinable.

Required Vote

        The approval of the Purchase Plan Amendment requires the affirmative vote of the majority of the shares present at the Annual Meeting (in person or by proxy) and entitled to vote.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PURCHASE PLAN AMENDMENT.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of the Common Stock as of April 15, 2010 as to (i) each person who is known to the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each nominee for the Company's Board of Directors, (iii) each of the Company's remaining directors, (iv) each of the Company's executive officers named in the Summary Compensation Table ("NEOs") on page 46, and (v) all directors and executive officers as a group. The address of each director and NEO is c/o Conceptus, Inc., 331 East Evelyn Avenue, Mountain View, California 94041.

	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Number	Percent(2)
Federated Investors, Inc.(3) Voting Shares Irrevocable Trust John F. Donahue Rhodora J. Donahue J. Christopher Donahue 1001 Liberty Avenue Pittsburgh, PA 15222-3779	5,616,291	18.10%
T. Rowe Price Associates, Inc.(4) 100 E. Pratt Street Baltimore, Maryland 21202	3,679,566	11.86%
PRIMECAP Management Company 222 South Lake Ave., #400 Pasadena, CA 91101	2,337,950	7.53%
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116	1,953,979	6.30%
Kathryn A. Tunstall	259,430	*
Mark M. Sieczkarek	908,629	2.85%
John L. Bishop	4,898	*
Thomas F. Bonadio	111,419	*
Paul A. LaViolette	3,942	*
Robert V. Toni	146,189	*
Peter L. Wilson	116,784	*
Julie A. Brooks	2,145	*
Ulric Cote, III	330,676	1.05%
Gregory E. Lichtwardt	375,459	1.20%
All directors and officers as a group (10 persons)	2,259,571	6.85%

*
Less than 1%.

(1)
Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock indicated as beneficially owned by them.

(2)
Percentage of ownership is based on 31,032,293 shares of Common Stock outstanding on April 15, 2010. The number of shares of Common Stock beneficially owned includes the shares issuable pursuant to equity awards that are exercisable within 60 days of February 26, 2010. Shares issuable pursuant to stock options are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person.

(3)
On February 11, 2010, the Federated Investors, Inc. reported in a Schedule 13G/A filed with the Security and Exchange Commission that as of December 31, 2009, Federated Investors, Inc. is the beneficial owner of 5,616,291 shares. Federated Investors, Inc. (the "Parent") is the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp. (the "Investment Advisers"), which act as investment advisers to registered investment companies and separate accounts that own shares of Common Stock in Conceptus, Inc. (the "Reported Securities"). The Investment Advisers are wholly owned subsidiaries of FII Holdings, Inc., which is wholly owned subsidiary of Federated Investors, Inc., the Parent. All of the Parent's outstanding voting stock is held in the Voting Shares Irrevocable Trust (the "Trust") for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively, the "Trustees"). The Trustees have collective voting control that they exercise over the Parent. In accordance with Rule 13d-4 under the Exchange Act, the Parent, the Trust, and each of the Trustees expressly disclaim beneficial ownership of the Reported Securities.

(4)
On February 12, 2010, T Rowe Price Associates, Inc. reported in a Schedule 13G/A filed with the Security and Exchange Commission that as of December 31, 2009, T. Rowe Price Associates, Inc. is the beneficial owner of 3,679,566 shares. These securities are owned by various individual and institutional investors including T. Rowe Price New Horizons Fund, Inc. (which owns 1,600,000 shares, representing 5% of the shares outstanding), which T. Rowe Price Associates, Inc. (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

        The following table sets forth the beneficial ownership of shares for all directors and executive officers as a group:

	Beneficial Ownership of Common Stock As Of April 15, 2010
Name	Common Shares Owned		Restricted Shares (a)	Phantom Stock	RSUs Vesting w/in 60 days	SARs Exercisable w/in 60 days	Total	Percentages
Kathryn A. Tunstall	168,703		—	—	—	90,727	259,430	*
Mark M. Sieczkarek	19,906	(b)	—	—	—	888,723	908,629	2.85%
John L. Bishop	4,898		—	—	—	—	4,898	*
Thomas F. Bonadio	20,970		—	—	—	90,449	111,419	*
Paul A. LaViolette	3,942		—	—	—	—	3,942	*
Robert V. Toni	59,170		—	—	—	87,019	146,189	*
Peter L. Wilson	19,170	(c)	—	2,521	—	95,093	116,784	*
Julie A. Brooks	2,145		—	—	—	—	2,145	*
Ulric Cote, III	—		—	—	—	330,676	330,676	1.05%
Gregory E. Lichtwardt	23,574		—	—	—	351,885	375,459	1.20%
All directors and officers as a group (10 persons)	322,478		—	2,521	—	1,934,572	2,259,571	6.85%

(a)
Represent all unvested shares of restricted stock awards.

(b)
Includes 7,500 shares for which voting and investment power are shared.

(c)
Includes 1,000 shares for which voting and investment power are shared.

 EXECUTIVE OFFICERS OF THE COMPANY

        The Company's executive officers and their ages as of April 15, 2010 are as follows:

Name	Age	Position
Mark M. Sieczkarek	55	President, Chief Executive Officer and Director
Gregory E. Lichtwardt	55	Executive Vice President, Operations, Treasurer and Chief Financial Officer
Ulric Cote, III	42	Executive Vice President, Global Sales and Business Development
Julie A. Brooks	64	Executive Vice President, Legal Affairs and Compliance, General Counsel and Secretary

        Mark M. Sieczkarek was appointed as the Company's President and Chief Executive Officer and to the Board of Directors in April 2003. Mr. Sieczkarek served as President, Americas, of Bausch and Lomb, Inc. from July 2001 to January 2003, as Corporate Vice President and President—Europe, Middle East and Africa Region from 1999 to 2001 and held positions of increasing responsibility at various divisions of Bausch and Lomb from 1995 to 1999. Prior to joining Bausch and Lomb, Mr. Sieczkarek was Vice President and Chief Financial Officer of KOS Pharmaceuticals from 1993 to 1995. From 1980 to 1993, Mr. Sieczkarek held executive level positions in Finance and Commercial Operations with several Bristol Myers-Squibb subsidiaries and Sanofi Diagnostics Pasteur. Mr. Sieczkarek currently serves on the Board of Directors of Solta, Inc., a public medical device company, where he also participates on both its Audit and Compensation Committees. He is also a board member of the Medical Device Manufacturers Association. Mr. Sieczkarek holds a B.S. in Accounting from the State University of New York at Buffalo and an M.B.A. degree in Finance from Canisius College.

        Mr. Lichtwardt joined Conceptus as Executive Vice President, Treasurer and Chief Financial Officer in November 2003 and was promoted to Executive Vice President, Operations, Treasurer and Chief Financial Officer in April 2008. From 2000 to 2002, he was Executive Vice President, Finance, Chief Financial Officer and Corporate Secretary of Innoventry, Inc., a financial services company. From 1993 to 2000, Mr. Lichtwardt was Vice President, Finance, Chief Financial Officer and Treasurer of Ocular Sciences, Inc., a worldwide developer and marketer of soft contact lenses. Prior to his employment with Ocular Sciences, Mr. Lichtwardt, from 1989 to 1993, held senior management positions in various divisions of Allergan Inc. In addition to these positions, Mr. Lichtwardt has held various financial positions at AST Research, Inc. and at divisions of American Hospital Supply Corporation. He holds a B.B.A. degree from the University of Michigan and an M.B.A. degree from Michigan State University.

        Mr. Cote joined Conceptus as Vice President of Sales in April 2004. He currently serves Conceptus as the Executive Vice President of Global Sales and Business Development. From 2003 to 2004, Mr. Cote was Senior Director of Sales, Gynecology Division at American Medical Systems. From 2000 to 2001, he served as President and Chief Executive Officer of Collagenesis, a developer and marketer of products derived from reengineered and processed human tissue. Prior to Collagenesis, from 1996 to 2000 Mr. Cote was Director of Sales and Marketing for Influence, a medical company developing a treatment for incontinence, and from 1990 to 1996 he held various sales positions at Indigo Medical and Osbon Medical Systems. He holds a B.S. degree in Business Administration from California State University at Sacramento.

        Ms. Brooks joined Conceptus as Vice President, Legal Affairs, General Counsel and Corporate Secretary in November 2009 and was promoted to Executive Vice President, Legal Affairs and Compliance, General Counsel and Corporate Secretary in February 2010. Prior to joining Conceptus, Ms. Brooks was Senior Vice President and General Counsel for Perlegen Sciences, Inc., a Silicon Valley biotechnology company developing genetic-based diagnostic tests, from November 2007 to November

2009. Prior to her work at Perlegen, Ms. Brooks served as General Counsel for several medical device and life sciences companies, both public and private, including Westmark International, Inc., Access Health, Inc. and Free & Clear, Inc., and for Internet companies including GiftCetificates.com, Inc. and eCharge, Inc. Ms. Brooks earned her law degree from Santa Clara University, her Masters of Law in Taxation from Georgetown University, and her M.B.A. from the University of Washington, where she also earned her B.A. in Comparative Literature.

RISK ASSESSMENT

        The Compensation Committee considers in establishing and reviewing the employment compensation and benefit programs, practices and policies, whether the programs, practices and policies encourage unnecessary or excessive risk taking. The Company, after reviewing and discussing the compensation programs with the Compensation, Nominating and Corporate Governance and Audit Committees, believes that the compensation and benefit programs, practices and policies are not reasonably likely to have a material adverse effect on the Company in the future. Base salaries are fixed in amount and thus do not encourage risk taking. While the performance-based awards focus on achievement of short-term or annual goals, and short-term or annual goals may encourage the taking of short-terms risks at the expense of long-term results, the Company's performance-based award programs represent a low percentage of the total compensation opportunities for Company management and a small percentage of remaining employees' total compensation opportunities. The Company believes that the programs appropriately balance risk and the desire to focus employees on specific short-term or annual goals important to the Company's success, and that it does not encourage unnecessary or excessive risk taking.

        Compensation provided to employees is in the form of long-term equity awards that are important to help further align employees' interests with those of the Company's stockholders, and are normally more than two to three times the value of performance based awards. The Company believes that these awards do not encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to the Company's stock price, and since awards are staggered and subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

 EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy, Principles and Policies

        One of the Company's principle goals is to maximize the enterprise value over time. Therefore, the focus of the Compensation Committee and the Company's executive compensation program is to ensure that an appropriate relationship exists between executive pay and the creation of long-term enterprise value, while at the same time enabling the Company to attract, retain, reward and motivate high caliber employees. The Company's objective is to provide a total compensation program that establishes base salaries in a competitive range, bonus opportunities that reward above-average performance and stock-based incentive programs designed to achieve long-term corporate financial goals and build executive stock ownership. Because bonus and long-term incentive compensation plays a significant role in aligning our executives' interests with our stockholders' interests, annual incentives and long-term incentives constitute a substantial portion of the named executive officers' compensation.

        The Company's NEOs for 2009 included Mark M. Sieczkarek, President and Chief Executive Officer; Gregory E. Lichtwardt, Executive Vice President, Operations, Treasurer and Chief Financial Officer; and Ulric Cote III, Executive Vice President Global Sales and Business Development.

        In establishing compensation for the NEOs the following are the Compensation Committee's objectives:

  •
  Attract, retain, reward and motivate high performing executive talent;

  •
  Ensure senior officer compensation is aligned with the Company's corporate strategies, business objectives and the long-term interests of the Company's stockholders;

  •
  Increase the incentive to achieve key strategic and financial performance measures by linking incentive award opportunities to the achievement of performance goals in these areas;

  •
  Ensure that the elements of compensation, individually and in the aggregate, do not encourage excessive risk-taking; and

  •
  Enhance the officers' incentive to increase the Company's long term value, as well as promote retention of key people, by providing a portion of total compensation opportunities for senior management in the form of direct ownership in the Company through stock ownership.

        The Company does not maintain a SERP or other form of deferred compensation plan for the Company's NEOs. Furthermore, the Company's 2010 Equity Incentive Award Plan, 2001 Equity Incentive Plan and 2002 Non-Qualified Stock Option Plan prohibit "repricing" or "exchanging" options, absent approval of the Company's stockholders.

        The Compensation Committee reviews all components of the NEOs' compensation, including annual base salary, bonuses based on corporate and individual performance, equity and long-term incentive compensation, perquisites and termination-based compensation. For equity and long-term incentive compensation, which includes grants of RSUs, SARs and stock options, the Compensation Committee reviews accumulated realized and unrealized stock option, SAR and RSU gains. The Compensation Committee also reviews the dollar value to the executive and cost to the Company of all perquisites and other personal benefits and the actual and projected payout obligations under several potential severance and change in control scenarios. In addition, from time to time, the Compensation Committee may hire compensation and benefits consultants to assist in developing and reviewing overall executive compensation strategies. The Compensation Committee also receives input from the CEO regarding the compensation of all executives other than himself.

Other Factors Affecting Compensation

        In establishing total compensation for the NEOs, the Compensation Committee considers the tax effect for such officers on grants and determines an equity structure that is most likely to be tax favorable to the Company and the Company's NEOs. The Compensation Committee continually evaluates the Company's executive compensation policies and programs with regard to, among other things, market competitive practices, accounting and economic costs, the incentive and motivational value of various compensation vehicles, accumulated equity holdings and past earnings for each NEO, Company performance, and the need to retain key talent.

Compensation Components

        The Company's executive compensation program is designed to attract executives with the requisite skills necessary to support the Company's strategic objectives, to reward executives for the achievement of near-term and long-term objectives, and to retain executives by aligning compensation with the longer-term creation of stockholder value, by developing a sustainable business with consistent performance.

        The Company's compensation program is comprised of the following components for the NEOs:

  •
  Base Salaries;

  •
  Annual Incentive Bonus;

  •
  Long-Term Equity Incentives;

  •
  Employment Agreements providing for severance and change in control benefits; and

  •
  Certain perquisites as well as 401(k) plan, health and welfare plan benefits.

        The Compensation Committee believes that these elements of compensation, when combined, are effective, and will continue to be effective, in achieving the overall objectives of the Company's compensation program.

Consultants and Advisors

        The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In 2009 the Compensation Committee engaged AON Consulting/Radford to analyze each component of executive compensation, including base salaries, annual incentive bonus and long term equity incentives, for each NEO and the Company's Vice Presidents.

Target Compensation Philosophy

        The Compensation Committee analyzes and considers relevant survey data when setting potential executive compensation target ranges for base salaries, annual incentive bonus and long term equity incentives to ensure the Company's ability to recruit and retain high caliber talent. In assessing market competitiveness of total executive compensation packages, the compensation of the Company's NEOs are reviewed against executive compensation survey data for two designated study groups of medical technology companies (the "peer group" and the "device group"). For 2009, the "peer group" consists of 22 medical technology companies. The "device group" consists of approximately 42 medical technology companies that have market capitalization ranging from $306.1 million to $1.4 billion. The Compensation Committee selected these companies because they:

  •
  are similar to the Company in terms of their size (for example, revenue and market capitalization), industry and global presence;

  •
  have executive officer positions that are comparable in terms of breadth, complexity and scope of responsibilities; and

  •
  are located in comparable markets.

        For 2009, the list of comparison companies that comprised the "peer group" was:

ABAXIS, INC.	INSULET
ABIOMED INC	LUMINEX CORP
ACCURAY	NATUS MEDICAL
ALIGN TECHNOLOGY INC	NUVASIVE INC
ANALOGIC	OMNICELL
CEPHEID	QUIDEL
CONMED	SONOSITE CORP
CYBERONICS INC	THORATEC CORP
DATASCOPE CORP	VOLCANO
EV 3	WRIGHT MEDICAL GROUP
HANSEN MEDICAL	ZOLL MEDICAL GROUP

        For 2009, the list of comparison companies that comprised the "device group" was:

ABAXIS INC	ICU MEDICAL INC/DE
AFFYMAX INC	IMMUNOGEN INC
AFFYMETRIX INC	INTERMUNE INC
ALIGN TECHNOLOGY INC	MANNKIND CORP
ALKERMES INC	MASIMO CORP
ALLIANCE HEALTHCARE SERVICES, INC	MENTOR CORP /MN/
ALNYLAM PHARMACEUTICALS, INC.	MOMENTA PHARMACEUTICALS INC
AMAG PHARMACEUTICALS INC.	NEKTAR THERAPEUTICS
AMERICAN SCIENCE & ENGINEERING INC	NUVASIVE INC
ANALOGIC CORP	ONYX PHARMACEUTICALS INC
BRUKER CORP	OPTIMER PHARMACEUTICALS INC
CADENCE PHARMACEUTICALS INC	QUIDEL CORP /DE/
CARDIONET INC	RIGEL PHARMACEUTICALS INC
CEPHEID	SIRTRIS PHARMACEUTICALS, INC.
COOPER COMPANIES INC	TERCICA INC
COUGAR BIOTECHNOLOGY, INC.	THORATEC CORP
CV THERAPEUTICS INC	VIVUS INC
ENDO PHARMACEUTICALS SOLUTIONS INC.	VNUS MEDICAL TECHNOLOGIES INC
GENOMIC HEALTH INC	VOLCANO CORP
HAEMONETICS CORP	XENOPORT INC
HALOZYME THERAPEUTICS INC	ZOLL MEDICAL CORP

        The Compensation Committee analyzes each component of executive compensation, including base salaries, annual incentive bonus and long term equity incentives, in both the peer and device groups focusing on the range between the mean percentile and the 75th percentile. To establish a competitive advantage in attracting and retaining key executive officers and to emphasize the Compensation Committee's objectives, the Compensation Committee strives to set potential ranges for each compensation component that are competitive with the both groups.

        To remain consistent from year to year, the Company currently intends to use similar peer and device groups as part of the Company's annual marketplace analysis. The specific companies included in each group may change from year to year based on their size, relevance or other pertinent factors.

Base Salaries

        The Compensation Committee of the Board of Directors evaluates the performance of the President and Chief Executive Officer and makes salary recommendations to the Board of Directors for all executive officers. Executive salaries are determined based on the data from the Company's peer and device groups, on evaluation of each officer's individual performance throughout the year, level of responsibility, overall salary structure, budget guidelines and assessment of the Company's financial condition. This approach ensures that the Company's cost structure will allow it to remain competitive in its markets. Salaries paid to the Company's NEOs in fiscal 2009 were within the targeted range. While it is the Compensation Committee's intent to continue to review periodically base salary information to monitor competitive ranges within the applicable market, including information related to geographic location and individual job responsibilities, it is further the intent of the Compensation Committee to maintain a close relationship between the Company's performance and the base salary component of the NEOs' compensation. No formula based salary increases are provided to the NEOs.

        To aid the Compensation Committee in making its determination, the CEO provides recommendations annually to the Compensation Committee regarding the compensation of all NEOs, excluding himself. Each NEO of the Company participates in an annual performance review with the CEO to provide input about his or her contributions to the Company's success for the period being assessed. After receiving the CEO's input and the results of the NEO evaluations, the overall performance of the Company's NEOs is reviewed annually by the Compensation Committee and the Board of Directors. Actual base pay for each executive officer is determined by the Compensation Committee as a result of this process.

        In determining and approving 2009 base salary increases for the NEOs, the Compensation Committee assessed the following: (1) the individual NEO's performance in 2009 versus expectations, (2) the NEO's base salary compared to NEOs in the same or similar positions at companies in the Company's peer and device groups and (3) the Company's performance in 2009 versus the financial goals and other strategic objectives established by the Company. Financial goals and strategic goals for each NEO are discussed below. The Compensation Committee approved an average base salary increase of 4.9% for the Company's NEOs in 2009. Mr. Sieczkarek received a salary increase of 3.5% in 2009 reflecting normal cost of living adjustments. Mr. Lichtwardt and Mr. Cote both received base salary increases of 6.0%, respectively as each executive officer assumed additional responsibilities during 2009. Mr. Lichtwardt assumed full responsibilities for operations and Mr. Cote assumed business development and international sales responsibilities.

        NEO base salaries for 2009 and 2008 were as follows:

	2009	2008	% increase
Mark M. Sieczkarek	$468,826	452,972	3.5%
Gregory E. Lichtwardt	323,859	305,426	6.0%
Ulric Cote, III	291,500	274,885	6.0%

Annual Incentive Bonus

        The Company structures its annual incentive bonus program to reward its NEOs based on the Company's fiscal year performance and the individual executive's contribution to that performance. All NEOs have a target bonus that was a fixed percentage of their salary; 80% of this target bonus was tied to achievement of Company financial objectives and 20% was tied to achievement of key strategic goals that the NEO could personally affect. There is a minimum threshold for achievement of financial objectives, for which up to 100% of goal there was a negative multiplier effect and above 100% achievement there was a positive multiplier effect. For Mr. Sieczkarek 75% of his target bonus is payable in cash with the remaining 25% in the form of equity awards. The 25% payable in equity awards was granted in the form of RSUs with a six month cliff vesting period. These awards were granted in February 2010 at the time the NEO's cash bonuses were approved. For all other NEOs payments for achievement up to 100% of the target bonus were paid in cash. Overachievement above 100% of target bonus for all NEO's were to be paid in equity awards. No amounts were earned for overachievement for Fiscal 2009 performance. Each year, after the Company's annual financial planning process, the Board of Directors establishes the financial objectives that need to be achieved by the Company for the NEOs to earn a portion of the target bonus. These financial objectives vary from year to year, depending on the Company's business goals. In determining the compensation awarded to each NEO based on performance, the Board evaluates the Company's performance in relation to the approved financial objectives and individual NEO's performance for the year; hence, bonuses paid during the first quarter of fiscal year 2010 were based on performance during the fiscal year 2009.

        Under the annual incentive bonus program, in 2009, the CEO and other NEOs were eligible to receive incentive bonuses dependent upon the Company's achievement of financial goals which included a revenue target, (60% weight), an earnings before interest, depreciation, amortization, taxes and stock-based compensation target (EBITDAC), (20% weight) and objectives tied to individual NEO performance (20% weight). The revenue target ranged from $118.8 million to $158.4 million with 100% payout at $132.0 million. The EBITDAC target ranged from $18.8 million to $28.8 million with 100% payout at $25.0 million. The EBITDAC amount is calculated based on operating income and adding non-cash items such as depreciation, amortization and stock based compensation, all of which are found on the Company's cash flow statement, The individual objectives for each NEO are aligned with strategic Company objectives. These include for Mr. Sieczkarek, protection of the Company's market share for Essure, acceleration of expansion of minimally invasive site of service channel, clarify and enhance the Company's international business, and assure adequate resourcing for product development. Mr. Cote's included driving office procedures, driving utilization for Essure, positively influencing reimbursement for Essure, increasing market share, and growing business development initiatives. Mr. Lichtwardt's included increasing operational efficiencies, strengthening corporate compliance and governance, broadening usage of core systems worldwide, building subcontractor relationships, promoting quality systems practices, and increasing Company coverage by stock analysts. These objectives were designed to not be attainable upon average performance but require each NEO to provide substantial effort to achieve. The Company's CEO recommends and the Compensation Committee approves the individual performance objectives for each of the NEOs except the CEO. The CEO's individual performance objectives are set by the Lead Director, Compensation Committee Chairman and the Chairman of the Board of Directors and approved by the Board of Directors. The annual incentive bonus awarded to an NEO, other than the CEO, may be increased or decreased at the recommendation of the CEO, subject to Board of Directors approval, as a result of the individual NEO's performance and/or contribution to Company achievement of financial objectives. The annual incentive bonus award to the CEO may be increased or decreased at the sole discretion of the Board of Directors. Each executive's performance, including the CEO's, is evaluated against the specific financial goals and individual performance objectives described in the preceding paragraph prior to the payment of any bonus and the final bonus payment may be adjusted relative to the achievement of those goals. The performance criteria in the annual incentive bonus program may be adjusted by the Board to account for unusual events, such as extraordinary transactions, foreign currency fluctuations, asset dispositions and purchases, and merger and acquisitions if, and to the extent, the Board considers the effect of such events material to the Company's performance.

        Each of the Company's NEOs was eligible for the following bonus, as a percentage of his or her base salary, for 2009, based upon achievement of the Company's financial goals and individual performance objectives:

        The CEO's target bonus for achievement of both financial and individual performance objectives was 100% of his base salary, payable 75% in cash and 25% in equity awards which were subject to a six-month vesting period. The range of bonus achievement could be from 0% to 130% of his current base salary depending on Company financial performance and CEO individual performance. The

CEO's bonus was based on the comparable review of target bonuses provided by the peer and device groups. The CEO's equity compensation component of his bonus was mainly negotiated to preserve the Company's cash balances while at the same time increasing his equity ownership in the Company. All NEOs, including the CEO, received 98% of the revenue target (60% weight) and 107% of earnings before interest, depreciation, amortization and stock-based compensation target (20% weight). In addition to the financial targets, Mr. Sieczkarek received 95% of his individual performance objectives (20% weight). For 2009 performance, Mr. Sieczkarek received a total bonus of 99% of his target bonus, awarded 75% in cash and 25% in equity awards. The equity awards were awarded in the form of 5,937 RSUs, valued at the closing share price on the date of grant. The RSUs vest over a six-month period. In 2009, Mr. Sieczkarek's four key strategic goals were met at 100%, including meeting his competitive market goals, channel expansion, international expansion strategies and regulatory and product execution, as discussed above.

        The other NEOs' target bonus for 100% achievement of both financial and individual performance objectives was 60% of their base salary and was payable in cash. To the extent the NEO overachieves their established goal, the incremental bonus amounts were paid in equity awards which were subject to a six-month vesting period. The range of bonus achievement could be from 0% to 78% of their current base salary depending on Company financial performance and individual performance. The NEOs' bonus percentage was based on the comparable review of target bonuses provided by the peer and device groups. Mr. Lichtwardt and Mr. Cote achieved 98% and 93% of their individual performance objectives (20% weight), respectively. For 2009 performance, Mr. Lichtwardt and Mr. Cote received 99.8% and 98.7% of their target bonus, respectively. Three of Mr. Lichtwardt's six key strategic goals were met at 100% including increasing operational efficiencies, strengthening corporate compliance and governance, increasing stock coverage and broadening usage of core systems worldwide, and two were met at 95%, including building subcontractor relationships and promoting quality management practices. Three of Mr. Cote five key strategic goals were achieved at 100%, including growing business development initiatives, positively influencing reimbursement for Essure, and increasing market share; one at 90%—driving office procedures; and one at 75%—driving utilization.

        The Compensation Committee believes the cash portion of the annual incentive bonus provides the necessary incentives to retain, reward and motivate the executive officers for short-term strong Company performance.

Long-Term Equity Incentives

        The Company believes that stock-based performance compensation is essential to aligning the interests of management and the stockholders in enhancing the long-term value of the Company's equity. The Company's 2010 Equity Incentive Award Plan, 2001 Equity Incentive Plan and 2002 Non-Qualified Stock Option Plan provide for the issuance to the Company's officers and employees of shares of the Company's Common Stock in the form of restricted stock, stock options and RSUs. These awards typically vest over four years. These awards are granted to the Company's officers and other employees both to build the value of the Company, and to retain key individuals.

        Generally, the Compensation Committee believes that granting equity awards in the form of stock options, RSUs or SARs can be an effective tool for meeting the Company's compensation goal of increasing long-term stockholder value by tying the value of the stock to the Company's performance in the future. Recipients are able to profit from stock options or SARs only if the Company's stock price increases in value over the stock option's exercise price or the price of the SAR. RSUs, on the other hand, provide the NEOs continued incentive even if the price of the Common Stock declines. The Board of Directors granted the executive officers SARs or RSUs because they are more efficient with respect to the use of the Company's equity plan share reserves because fewer shares are needed to be issued to provide a retention and incentive value similar to stock options. RSUs therefore are efficient tools in retaining and motivating employees, while also serving as an incentive to increase the value of the Company's stock.

        During 2009, Mr. Sieczkarek was granted 200,000 stock appreciation rights, Mr. Lichtwardt was granted 65,000 stock appreciation rights and Mr. Cote was granted 80,000 stock appreciation rights. These amounts were determined based upon comparison to peers in peer companies together with performance achievement, followed by revisions made by the Compensation Committee in its discretion.

Termination-Based Compensation

        The Company's Compensation Committee provides executives with termination protection when it determines that such protection is necessary to attract or retain an executive and to promote internal equity among executives with the same level of responsibility and authority within the Company.

        In connection with certain terminations of employment, the Company's executive officers may be entitled to receive certain severance payments and benefits pursuant to their respective employment agreements and change of control agreements, described in the section entitled "Employment Contracts, Termination of Employment and Change of Control Arrangements."

        The Company entered into an Amended and Restated Change of Control Agreement with Ms. Tunstall in 2007 that provides certain severance payments if her employment is involuntary terminated within two years after a change of control transaction, including salary payments, health benefits and certain other placement services, as described under the section entitled "Employment Contracts, Termination of Employment and Change of Control Arrangements." The Company believed the Amended and Restated Change of Control Agreement was necessary in order to retain her services and that the size of the severance package is appropriate for an executive of her caliber and for a company of its size.

        The Company and Mr. Sieczkarek entered into an agreement providing for certain severance payments if his employment is involuntarily terminated within two years following a change of control transaction, including salary and bonus payments, health benefits, certain other placement services, and the acceleration of his options as described under the section entitled "Employment Contracts, Termination of Employment and Change of Control Arrangements." The Company believes that this agreement remains necessary in order to retain Mr. Sieczkarek services and that the size of the severance package is appropriate for an executive of his caliber and for a company of its size.

        In order to retain the services of each of Mr. Lichtwardt and Mr. Cote, the Company entered into an agreement with each NEO that provides for certain severance payments if his employment is involuntarily terminated within two years following a change of control transaction, including salary and bonus payments, health benefits, certain other placement services, and the acceleration of all of his options as described under the section entitled "Employment Contracts, Termination of Employment and Change of Control Arrangements." The Company believes that this agreement remains necessary in order to retain the services of each of Mr. Lichtwardt and Mr. Cote and that the size of each of their severance packages is appropriate for an executive of his caliber and for a company of its size.

Tax Impact on Compensation

        The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which limits the deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for each NEO other than the Chief Financial Officer, unless such compensation meets the requirements for the "performance based" exception to the general rule. The cash compensation paid each NEO in 2009 did not exceed $1 million. The Compensation Committee intends to continue seeking a tax deduction for all of the Company's executive compensation, to the extent that the Compensation Committee determines that it is in the best interests of the Company to do so. All of the stock options and SARs granted to the Company's NEOs are intended to qualify under Section 162(m) as performance-based compensation, although the income derived from RSUs granted to the Company's NEOs generally does not qualify as performance-based compensation under Section 162(m).

Employee Stock Purchase Plan

        In order to provide employees at all levels with greater incentive to contribute to the Company's success, the Company makes available to all employees, including its executive officers, the opportunity to purchase discounted Common Stock of the Company under an Employee Stock Purchase Plan, qualified under Section 423 of the Internal Revenue Code.

Retirement Benefits

        In order to provide employees at all levels with greater incentive, the Company makes available to all employees, including its NEOs, the opportunity to make contributions to the Company's retirement savings plan ("401K Plan"), under which employees based in the U.S., including executive officers, may elect to defer up to 15% of their total compensation, not to exceed the amount allowed by applicable Internal Revenue Service regulations.

Health plan, Disability and Insurance Benefits

        The Company makes available health plans, disability and insurance benefits to all employees, including to its NEOs. The cost of the health plans is comprised of employee's deductions, as well as a cost for the Company. Disability and insurance benefits are paid by the Company for all employees. In 2009, the Company did not make a 'matching contribution' to any NEO's (nor any other employee's) 401K Plan account.

Perquisites

        There were no other perquisites or other payments to NEOs not included in the tables or commentary herein.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

        The following table sets forth the compensation earned in 2009, 2008 and 2007 by the NEOs.

Name and Principal Position	Earned in Year	Salary	Stock Awards(1)		Option Awards(2)	Non-Equity Incentive Plan Awards(4)	Total
Mark M. Sieczkarek	2009	$468,826	$117,368	(3)	$1,000,180	$348,589	$1,934,963
President and CEO	2008	452,972	—		1,290,910	270,509	2,014,391
	2007	452,972	242,004		794,420	—	1,489,396
Gregory E. Lichtwardt	2009	323,859	—		325,059	193,923	842,841
EVP. Operations, Treasurer and CFO	2008	305,426	—		681,483	153,690	1,140,599
	2007	283,131	48,600		381,322	—	713,053
Ulric Cote, III	2009	291,500	—		400,072	172,693	864,265
EVP, Global Sales and Business Development	2008	274,885	—		609,460	131,518	1,015,863
	2007	270,027	61,927		420,920	—	752,874

(1)
The amounts included in the "Stock Awards" column represent the grant date fair value of RSUs granted in 2007 and, for 2009, the estimated value of Mr. Sieczkarek's bonus awarded under an equity incentive plan that provided for payment in the form of RSUs based on performance in

  2009, in each case, as calculated in accordance with ASC 718, but excluding any estimate of future forfeitures. For a discussion of the valuation assumption used, see Note 2 to the Company's consolidated financial statements included in the Company's annual report on Form 10-K for the year ended December 31, 2009.

(2)
The amounts included in the "Option Awards" column represent the grant date fair value of stock options and SARs granted 2009, 2008 and 2007, respectively, as calculated in accordance with ASC 718, but excluding any estimate of future forfeitures. For a discussion of the valuation assumptions, see Note 2 to the Company's consolidated financial statements included in the Company's annual report on Form 10-K for the year ended December 31, 2009.

(3)
Represents the estimated value of Mr. Sieczkarek's bonus awarded under an equity incentive plan. The grant date fair value of the RSUs granted under such equity incentive plan on February 25, 2010 was $116,196 as calculated in accordance with ASC 718, but excluding any estimate of future forfeitures. The RSUs are subject to vesting based on Mr. Sieczkarek's continued employment with the Company over the six month period immediately following the date of grant. For a discussion of the valuation assumption used, see Note 2 to the Company's consolidated financial statements included in the Company's annual report on Form 10-K for the year ended December 31, 2009.

(4)
The amounts included in the "Non-Equity Incentive Plan Awards" column represent the cash bonus earned by the respective NEO.

GRANTS OF PLAN-BASED AWARDS DURING 2009

        The following table shows all plan-based awards granted to the NEOs in fiscal 2009.

		Estimated Future Payments Under Non-Equity Incentive Plan Awards
				Estimated Future Payments Under Equity Incentive Plan Awards(2)
						All other options awards: number of securities underlying options # shares(3)		Grant Date Fair Value of Option Awards (1)($)
							Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Target $	Maximum $	Target $	Maximum $
Mark M. Sieczkarek		$365,120	$474,655	$121,707	$158,218	—	—	—
	02/26/09	—	—	—	—	200,000	$11.35	$1,000,180
Gregory E. Lichtwardt		194,315	194,315	—	58,295	—	—	—
	02/26/09	—	—	—	—	65,000	$11.35	325,059
Ulric Cote, III		174,900	174,900		52,470	—	—	—
	02/26/09	—	—	—	—	80,000	$11.35	400,072

(1)
Grant date fair value is calculated in accordance with ASC 718. For a discussion of the valuation assumptions used in calculating grant date fair value, see Note 2 to the Company's consolidated financial statements included in the Company's annual report on Form 10-K for the year ended December 31, 2009.

(2)
The number of shares subject to the estimated future payments under equity incentive plan awards is determined using the Company's closing stock price on the date the equity award is granted. The target and maximum dollar values are calculated based on CEO and Senior Staff Incentive Plan.

(3)
The vesting of the SARs granted in 2009 is included below in the Outstanding Equity Awards at 2009 Fiscal Year-End table.

 OUTSTANDING EQUITY AWARDS AT 2009 FISCAL YEAR-END

        The following table provides certain information with respect to unexercised options for the Named Executive Officers in the fiscal year ended December 31, 2009.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date
Mark M. Sieczkarek	04/17/03	630,000	—	$9.95	04/17/13
	11/30/04	100,000	—	$8.94	11/30/14
	02/10/06	119,790	5,210	$14.76	02/10/16
	03/02/07	68,750	31,250	$18.06	03/02/17
	02/21/08	68,750	81,250	$17.74	02/21/18
	02/26/09	58,723	158,334	$11.35	02/26/19
Gregory E. Lichtwardt	11/17/03	150,000	—	$13.11	11/17/13
	11/30/04	60,000	—	$8.94	11/30/14
	02/10/06	38,333	1,667	$14.76	02/10/16
	03/02/07	33,000	15,000	$18.06	03/02/17
	02/21/08	38,861	45,928	$17.74	02/21/18
	02/26/09	13,541	51,459	$11.35	02/26/19
Ulric Cote, III	04/05/04	125,000	—	$12.74	04/05/14
	11/30/04	50,000	—	$8.94	11/30/14
	02/10/06	38,333	1,667	$14.76	02/10/16
	03/02/07	50,187	22,813	$18.06	03/02/17
	02/21/08	34,754	41,074	$17.74	02/21/18
	02/26/09	16,666	63,334	$11.35	02/26/19

(1)
All options vest in equal installments on each monthly anniversary of the grant date over a period of 4 years.

STOCK OPTION EXERCISES AND STOCK AWARDS VESTED IN 2009

        The following table shows all stock options exercised and the value realized upon exercise and all stock awards that vested and the value realized upon vesting by the Named Executive Officers during the fiscal year ended December 31, 2009.

	Stock Options(1)
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)
Mark M. Sieczkarek	101,689	$919,113

(1)
Value realized on exercise is the difference between the per share option exercise price and the per share closing trading price of the underlying shares on the date of exercise multiplied by the number of shares covered by the option.

Policies and Procedures with Respect to Related Party Transactions

        The Board of Directors is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, as a general matter, it is the Board of Director's preference to avoid related party transactions.

        The Charter of the Audit Committee requires that members of the Audit Committee, all of whom are independent directors, review and approve all related party transactions. Under the Company's Code of Business Conduct and Ethics, directors, officers and all other members of the workforce are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. The Company's Corporate Governance Guidelines require a director to promptly disclose to the Chairman of the Board of Directors and to the Lead Director any potential or actual conflict of interest involving him or her. Under the Guidelines, the Board of Directors will determine an appropriate resolution on a case-by-case basis. All directors must excuse themselves from any discussion or decision affecting their personal, business or professional interests.

        All related party transactions will be disclosed in the Company's applicable filings with the Securities and Exchange Commission as required under SEC rules.

Employment Contracts, Termination of Employment and Change in Control Arrangements

        In April 2003, the Company entered into an employment agreement with Mark M. Sieczkarek, its President and Chief Executive Officer, which agreement was amended in July 2003 and amended and restated in its entirety in August 2004. This agreement was amended and restated in its entirety in December 2008. This agreement will continue to be automatically renewed for one-year periods on each August 11th, unless otherwise terminated.

  •
  Salary and Performance Bonuses:  Pursuant to the amended and restated agreement, Mr. Sieczkarek will receive an annual base salary of at least $468,826 and an annual target bonus of up to 100% of base salary, 75% of which will be cash and 25% of which will be an equity component, which may include stock options and restricted stock.

  •
  Acceleration Upon Change in Control:  In the event of certain change in control transactions, each equity award held by Mr. Sieczkarek will become fully vested. In addition, the time during which Mr. Sieczkarek may exercise such options will be extended to a total of 12 months from the date of the change in control.

  •
  Involuntary Termination following a Change in Control:  In the event of an involuntary termination within two years after a change in control transaction, the agreement provides that Mr. Sieczkarek will receive (i) his base salary paid according to the Company's standard payroll procedure for a period of 36 months from the date of termination; (ii) an amount equal to 50% of the Executive's Base Salary for the fiscal year in which the termination occurs multiplied by three; (iii) reimbursement of health insurance premiums, up to $650 per month, for a period up to 36 months plus a potential additional lump sum payment of up to $11,700 for medical premiums; and (iv) outplacement services not to exceed a value of $15,000. In addition, during the 36 month period following his termination, the Company shall continue to make available to Mr. Sieczkarek and his spouse and dependents any group health plans, life insurance plans and other benefit plans and programs of the Company on the date of such termination of employment, to the extent permitted by law and subject to the terms and conditions of the relevant plan or program.

  •
  Involuntary Termination:  In the event of an involuntary termination before a change in control or more than two years after the effective date of a change in control transaction, Mr. Sieczkarek will receive (i) an amount equal to his then current monthly base salary multiplied by 18, (ii) an amount equal to the cash portion of the annual "target bonus" he would have received for the fiscal year in which the termination occurs multiplied by 150%, the "target bonus" which will be paid assuming the satisfaction of all requisite performance objectives and that the Company pays bonuses at 100% of its budget or plan, (iii) health and life insurance benefits for a period of 18 months, (iv) reimbursement of health insurance premiums, up to $650 per month, for a period of up to 18 months, (v) outplacement services not to exceed $15,000, and (v) acceleration of the vesting schedule of options and restricted stock by 18 months. At the sole discretion of the Board of Directors, salary and target bonus severance payments may be paid in one lump sum or periodically according to the Company's standard payroll procedure in place immediately prior to the termination.

  •
  Reimbursement of Expenses:  Pursuant to the amended and restated agreement, the Company agreed to reimburse certain reasonable expenses in accordance with the Company's policies.

        In January 2009, the Company amended and restated the change in control agreement with Ms. Tunstall, which provides that, in the event of certain change in control transactions, each option or other equity award for the Company's securities held by Ms. Tunstall shall become fully vested and immediately exercisable. In the event of an involuntary termination within two years after a change in control transaction, the agreement provides that Ms. Tunstall will receive (i) her salary paid according to the Company's standard payroll procedure for a period of 18 months; (ii) health and life insurance benefits for a period of 18 months; and (iii) reimbursement for additional health care premiums not already covered by clause (iv) with a total value not to exceed $15,000.

        In September 2008, the Company entered into amended change in control agreement with each of Mr. Lichtwardt and Mr. Cote. In each case, the agreement provides that, in the event of certain change in control transactions, each of officer's options and restricted stock will become vested as to 100% of the option shares that have not otherwise vested on the effective date of the change in control transaction. In the event of an involuntary termination within two years after the change in control transaction, the officer will receive (i) salary paid according to the Company's standard payroll procedure for a period of 18 months; (ii) health and life insurance benefits for a period of 18 months; (iii) monthly severance payments equal to 1/12 of the "target bonus" that such officer would have received for the fiscal year in which such officer's termination occurs, the "target bonus" portion of which will be paid assuming the satisfaction of all requisite performance objectives and that the Company pays bonuses at 100% of its operating plan; (iv) all options become fully vested and immediately exercisable; and (v) outplacement services not to exceed $15,000.

        The Company entered into indemnification agreements with its officers and directors containing provisions which may require the Company, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

        The following table quantifies the amount that would be payable to the Company's NEOs, assuming that the involuntary termination of employment occurred within 24 months of a change in control. The amounts shown assume that the termination was effective as of December 31, 2009, and includes amounts earned through that time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of the NEO's separation from the Company after the occurrence of a change in control.

Benefits and Payments Upon Involuntary Termination of Employment within 24 months of a Change in Control	Kathryn Tunstall	Mark Sieczkarek	Gregory Lichtwardt	Ulric Cote III
Salary, Severance payments and Retainers(1)	$240,000	$2,109,717	$777,262	$699,600
Health and Life Insurance Benefits(2)	24,207	49,273	24,637	27,637
Reimbursement of Medical Premiums(3)	—	35,100	—	—
Outplacement Services(4)	15,000	15,000	15,000	15,000
Stock Options—Unvested and Accelerated(5)	57,898	1,298,845	445,326	533,838

Totals	337,105	$3,507,935	$1,262,225	$1,276,075

(1)
Amounts represent 36 months of salary plus bonus for Mr. Sieczkarek and 18 months of salary plus bonus for Ms. Tunstall,and Messrs. Lichtwardt and Cote. Amounts based on salary at December 31, 2009.

(2)
Amounts represent 36 months of health insurance for Mr. Sieczkarek, 18 months of health insurance for Ms.Tunstall, and Messrs. Lichtwardt and Cote. Amounts based on employees' deductions and employer's contributions during 2009.

(3)
Reimbursement of medical premiums applicable to Mr. Sieczkarek represent the maximum amount that could be reimbursed by the Company.

(4)
Represents the maximum amount to be paid by the Company for outplacement services.

(5)
The value of the unvested and accelerated stock options and SARs is the difference between the value of $18.76 per share, which is the last reported closing price before December 31, 2009, and the exercise price of the option or SARs, multiplied by the number of unvested shares as of December 31, 2009.

Recoupment of Incentives from NEOs

        In April 2007, the Board of Directors adopted a policy wherein the Board of Directors will, to the extent permitted by applicable law, require reimbursement of any bonus or incentive compensation, including stock options, restricted stock, RSUs or SARs (collectively, "Equity Awards") paid or issued to any NEO after April 15, 2007 where: a) the amount of the bonus or incentive compensation, including Equity Awards, was based upon the achievement of certain financial results that were subsequently reduced due to a restatement, b) in the Board of Directors' view the NEO engaged in any fraud or misconduct that caused or partially caused the need for the restatement, and c) the amount of the bonus or incentive compensation, including Equity Awards, paid to the NEO would have been lower had it been based upon the restated financial statements. In each such instance, the Company will seek to recover any amounts paid in excess of the amounts that would have been paid, including Equity Awards, based on the restated financial results. In addition, the Board of Directors may dismiss the NEO, authorize legal action for breach of fiduciary duty or take such other action as may fit the circumstances, subject to applicable law. The Board of Directors may, in determining the appropriate course of action, take into account penalties or punishments imposed by third parties, such as law enforcement agencies or regulators.

Equity Grant Practices

        For the fiscal year ended December 31, 2009, the Company's award grants to the NEOs that were part of the comprehensive performance and retention compensation packages approved by the Compensation Committee on February 24, 2010 for each NEO. The Company does not have any program, plan or practice to time the grant of equity-based awards to its NEOs in coordination with the release of material non-public information. The Compensation Committee met monthly, in advance, to approve these awards and has determined the grant date generally to be the 10th day of each month. At its February 24, 2010 meeting, the Compensation Committee approved the delegation of the grant to non-executive officer employees of the Company of equity-based awards within predetermined guidelines to a subcommittee consisting of the Company's Chief Executive Officer and Chairman of the Compensation Committee, with the date of such grants to be the 10th day of the month in which the grant previously was approved by such subcommittee. The Compensation Committee believes that setting the grant date at a pre-determined date each month removes any subjectivity in award pricing. All equity grants have been made under the Company's 2001 Equity Incentive Plan or the Amended and Restated 2002 Non-Qualified Stock Option Plan, or are stand-alone inducement grants (described below). The per share exercise price of stock options cannot be less than the closing per share sales price of the Common Stock on The NASDAQ Stock Market on the date of the grant.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information as of December 31, 2009 for all of the Company's equity compensation plans, including its 1993 Stock Plan, 2001 Equity Incentive Plan, 1995 Employee Stock Purchase Plan, 1995 Directors' Stock Option Plan, 2002 Non-Qualified Stock Option Plan, 2004 and 2007 stand-alone inducement grants and Deferred Fee Plan for Directors:

Name	Number of Securities to be Issued upon Exercise of Outstanding Options, Awards and Stock Appreciation Rights		Weighted Average Exercise Price of Outstanding Options and Stock Appreciation Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans Excluding Securities Reflected in Column
Equity compensation plans approved by security holders	3,938,270	(3)	$13.89	677,572	(1)
Equity compensation plans not approved by security holders(2)	1,198,688		$12.34	115,317

Total	5,136,958		$13.53	792,889

(1)
Includes 106,389 shares remaining available for future issuance under the Company's 1995 Employee Stock Purchase Plan.

(2)
Consists of shares issuable under the Company's Amended and Restated 2002 Non-Qualified Stock Option Plan and the stand alone inducement grants for Ulric Cote III, Todd Sloan, Vice President of Professional Marketing, Products and Spencer Roeck, Vice President of International, which does not require the approval of and have not been approved by the Company's stockholders. Please see description of the Amended and Restated 2002 Non-Qualified Stock Option Plan contained in Note 11 to the Company's Annual Report on Form 10-K filed with the SEC on March 13, 2009. In addition, the Company has adopted a deferred fee plan for its outside directors, pursuant to which such directors may receive an indeterminable amount of shares of the Common Stock.

(3)
Includes 144,351 shares remaining to be issued upon vesting of outstanding RSUs, which are not included in the calculation of the Weighted Average Exercise Price of Outstanding Options and Stock Appreciation Rights.

        The following table sets forth detailed information as of March 31, 2010 for all the Company's equity compensation plans, including its 1993 Stock Plan, 2001 Equity Incentive Plan, 1995 Employee Stock Purchase Plan, 1995 Director's Stock Plan, 2002 Non-Qualified Stock Option Plan, 2004 and 2007 stand-alone inducement grants and Deferred Fee Plan for Directors:

	Full Value Awards (Restricted Stock Units)	Options/ SARs	Shares Available for Grant	Weighted Average Exercise Price of Outstanding Options and Stock Appreciation Rights	Weighted Average Grant Date Fair Value of Full Value Awards (Restricted Stock Units)	Weighted Average Remaining Life (Years) Options / SARs	Weighted Average Remaining Life (Years) (Restricted Stock Units)
Plans approved by security Holders
1993 Stock Plan	—	6,251	—	$9.38	—	0.97	—
1995 ESPP Plan	—	—	106,389	—	—	—	—
1995 Directors	—	3,000	—	$19.15	—	2.16	—
2001 Equity Plan	157,071	4,147,069	36,942	$15.48	$15.94	7.50	1.96
Plans not approved by security holders
2002 Stock Plan	—	727,852	115,317	$11.01	—	3.35	—
Cote Plan	—	125,000	—	$12.74	—	4.01	—
Roeck Plan	—	100,000	—	$19.99	—	7.53	—
Sloan Plan	—	100,000	—	$16.65	—	7.94	—

	157,071	5,209,172	258,648	$14.90		6.84	1.96

 COMPENSATION COMMITTEE REPORT

        The information contained in this Compensation Committee report shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

        The following is a report of the Compensation Committee describing the compensation policies applicable to the Company's NEOs during the fiscal year ended December 31, 2009. The Compensation Committee is currently comprised of Messrs. Toni, Wilson, Bonadio and Bishop, all of whom the Board believes are independent directors.

Compensation Discussion and Analysis

        The Compensation Committee has reviewed and discussed the Company's Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's definitive proxy statement on Schedule 14A for its 2010 Annual Meeting, which is incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, each as filed with the Securities and Exchange Commission.

                      The Compensation Committee,
                      Robert V. Toni, Chair
                      Peter L. Wilson
                      Thomas F. Bonadio
                      John L. Bishop

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        See the description of Employment Contracts, Termination of Employment and Change in Control Arrangements on page 49.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file with Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities. Reporting Persons are required by the Commission's regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, all of the Section 16(a) filing requirements with respect to the fiscal year ended December 31, 2009 have been satisfied. In making this statement, the Company has relied solely upon review of the copies of such reports furnished to the Company.

OTHER MATTERS

        In addition to voting choices specifically marked, and unless otherwise indicated by the stockholder, the proxy card confers discretionary authority on the named proxy holders to vote on any matter that properly comes before the Meeting which is not described in these proxy materials. At the time this proxy statement went to press, the Company knew of no other matters which might be presented for stockholder action at the Meeting.

                      BY ORDER OF THE BOARD OF
                      DIRECTORS

                      Julie A. Brooks
                       Secretary

Dated: April 30, 2010

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, on file with the Securities and Exchange Commission, excluding certain exhibits, may be obtained without charge by writing to Conceptus, Inc., Attention: Investors Relations, 331 East Evelyn Avenue, Mountain View, CA 94041, and at the Company's website: www.conceptus.com.

 Appendix A

CONCEPTUS, INC.

2010 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

        The purpose of the Conceptus, Inc. 2010 Equity Incentive Award Plan (as amended from time to time, the "Plan") is to promote the success and enhance the value of Conceptus, Inc. (the "Company") by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1     "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, a Performance Bonus Award or a Performance-Based Award granted to a Participant pursuant to the Plan.

        2.2     "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

        2.3     "Board" means the Board of Directors of the Company.

        2.4     "Change in Control" means and includes each of the following:

          (a)   A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

          (b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

              (i)  Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

             (ii)  After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

          (d)   The Company's stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in this Section 2.5 with respect to such Award must also constitute a "change in control event," as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A of the Code.

        2.5     "Code" means the Internal Revenue Code of 1986, as amended.

        2.6     "Committee" means the committee of the Board described in Article 13.

        2.7     "Company" has the meaning given in Article 1.

        2.8     "Consultant" means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (c) the consultant or adviser is a natural person.

        2.9     "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.10   "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5.

        2.11   "Director" means a member of the Board, or as applicable, a member of the board of directors of a Subsidiary.

        2.12   "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

        2.13   "Dividend Equivalents" means a right granted to a Participant pursuant to Section 8.3 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

        2.14   "DRO" means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

        2.15   "Effective Date" has the meaning set forth in Section 14.1.

        2.16   "Eligible Individual" means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.

        2.17   "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

        2.18   "Equity Restructuring" means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per share value of the Stock underlying outstanding Awards.

        2.19   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.20   "Fair Market Value" means, as of any given date, (a) if Stock is traded on any established stock exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (c) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

        2.21   "Full Value Award" means a Restricted Stock award, a Performance Share award, a Performance Stock Unit award, a Stock Payment award, a Dividend Equivalents award, a Deferred Stock award, a Restricted Stock Unit award, a Performance Bonus Award or a Performance-Based Award.

        2.22   "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        2.23   "Independent Director" means a Director of the Company who is not an Employee.

        2.24   "Independent Director Equity Compensation Policy" shall have the meaning set forth in Article 12.

        2.25   "Non-Employee Director" means a Director of the Company who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

        2.26   "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

        2.27   "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

        2.28   "Participant" means any Eligible Individual who, as a Director, Consultant or Employee, has been granted an Award pursuant to the Plan.

        2.29   "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Section 8.7, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

        2.30   "Performance Bonus Award" has the meaning set forth in Section 8.7.

        2.31   "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

        2.32   "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, network, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        2.33   "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, an Award.

        2.34   "Performance Share" means a right granted to a Participant pursuant to Section 8.1, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.35   "Performance Stock Unit" means a right granted to a Participant pursuant to Section 8.2, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.36   "Permitted Transferee" shall mean, with respect to a Participant, any "family member" of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

        2.37   "Plan" has the meaning set forth in Article 1.

        2.38   "Prior Plans" means, collectively, the following plans of the Company: the Conceptus, Inc. Equity Incentive Plan, the Conceptus, Inc. Twelfth Amended and Restated 2001 Equity Incentive Plan and the Conceptus, Inc. Amended and Restated 2002 Non-Qualified Stock Option Plan, in each case as such plan may be amended from time to time.

        2.39   "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code and which is subject to the terms and conditions set forth in Article 9.

        2.40   "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

        2.41   "Restricted Stock Unit" means an Award granted pursuant to Section 8.6.

        2.42   "Securities Act" means the Securities Act of 1933, as amended.

        2.43   "Stock" means the common stock of the Company, par value $0.003 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

        2.44   "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

        2.45   "Stock Payment" means a payment in the form of shares of Stock granted pursuant to Section 8.4 as part of any bonus, deferred compensation or other arrangement.

        2.46   "Subsidiary" means any "subsidiary corporation" as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

        2.47   "Substitute Awards" means Awards granted or shares of Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combined.

        2.48   "Successor Entity" has the meaning given in Section 2.4(c)(i).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

        3.1    Number of Shares.

          (a)   Subject to Article 11 and Sections 3.1(b), (c) and (d), the maximum aggregate number of shares of Stock that may be issued or delivered under the Plan is (i) 3,000,000 shares of Stock plus (ii) that number of shares of Stock that as of March 31, 2010 are available for issuance under the Prior Plans plus (iii) that number of shares of Stock that are subject to equity awards granted under the Prior Plans which were outstanding as of March 31, 2010 and thereafter terminate, expire, lapse or are forfeited for any reason and which following the termination, expiration, lapse or forfeiture of such awards do not again become available for issuance under the Prior Plans; provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by two and half (2.5) shares for each share of Stock delivered in settlement of any Full Value Award. The aggregate number of shares of Stock available for issuance under the Prior Plans as of March 31, 2010 was 152,259, the aggregate number of shares of Stock subject to outstanding awards under the Prior Plans as of March 31, 2010 was 10,128,105, and, accordingly, the total number of shares of Stock in the preceding sentence shall not exceed 13,280,634.

          (b)   If an award granted under a Prior Plan or an Award is forfeited (including a repurchase of an unvested Award upon a Participant's termination of service at a price equal to the par value of the Stock subject to the Award) or expires, the shares of Stock subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture or expiration, again be available for Awards under the Plan, subject to Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following shares of Stock shall not be added to the shares of Stock authorized for grant under paragraph (a) of this Section: (i) shares of Stock tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or an option granted under a Prior Plan, (ii) shares of Stock tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or an award granted under a Prior Plan, and (iii) shares of Stock subject to a Stock Appreciation Right (or a stock appreciation right from a Prior Plan) that are not issued in connection with the stock settlement of the Stock Appreciation Right (or a stock appreciation right from a Prior Plan) on exercise thereof. Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

          (c)   Substitute Awards shall not reduce the shares of Stock authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Consultants or Directors prior to such acquisition or combination.

          (d)   Any shares of Stock that again become available for grant pursuant to this Section 3 shall be added back as (i) one (1) share of stock if such shares of Stock were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans and (ii) as two and half (2.5) shares of Stock if such shares of Stock were subject to Full Value Awards or awards other than options or stock appreciation rights granted under the Prior Plans.

          (e)   Notwithstanding anything to the contrary in this Section 3, or elsewhere in this Plan, but subject to adjustment pursuant to Article 11 of the Plan, the aggregate number of shares of Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 13,280,634 shares of Stock.

        3.2    Stock Distributed.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 800,000 shares of Stock. The maximum amount that may be paid in cash to any one Participant during any calendar year with respect to any Performance-Based Award (including, without limitation, any Performance Bonus Award) shall be $2,000,000.

 ARTICLE 4.

ELIGIBILITY AND PARTICIPATION

        4.1    Eligibility.    Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

        4.2    Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

        4.3    Foreign Participants.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5.

STOCK OPTIONS

        5.1    General.    The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

          (a)    Exercise Price.    The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(c), the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant. Notwithstanding the foregoing, Options that are Substitute Awards may be granted with a per share exercise price other than as required in the preceding sentence.

          (b)    Time and Conditions of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the Performance Criteria, other specific performance criteria or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

          (c)    Payment.    The Committee shall determine the methods by which the exercise price of an Option may be paid and the form of payment, including, without limitation: (i) cash, (ii) shares of Stock held for such period of time as may be required by the Committee and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale). Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

          (d)    Evidence of Grant.    All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

        5.2    Incentive Stock Options.    Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the provisions of this Section 5.2.

          (a)    Expiration.    Subject to Section 5.2(c), an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the date seven (7) years from the date it is granted, unless an earlier time is set in the Award Agreement.

          (b)    Dollar Limitation.    The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

          (c)    Ten Percent Owners.    An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (d)    Notice of Disposition.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

          (e)    Right to Exercise.    During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

          (f)    Failure to Meet Requirements.    Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6.

RESTRICTED STOCK AWARDS

        6.1    Grant of Restricted Stock.    The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement and shall be subject to Article 10.

        6.2    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock) and may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

        7.1    Grant of Stock Appreciation Rights.

          (a)   A Stock Appreciation Right may be granted to any Eligible Individual selected by the Committee. The exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Committee, but shall not be less than 100% of the per share Fair Market Value on the date the Stock Appreciation Right is granted. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose (including any Performance Criteria or other specific performance criteria that must be satisfied before all or part of a Stock Appreciation Right may be exercised) and shall be evidenced by an Award Agreement. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part; provided that the term of any SAR granted under the Plan shall not exceed seven (7) years.

          (b)   A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted (which may be the original date of grant for a Substitute Award) and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

        7.2    Payment and Limitations on Exercise.

          (a)   Subject to Section 7.2(b), payment of the amounts determined under Section 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee and set forth in the Award Agreement.

          (b)   To the extent any payment under this Section 7 is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

 ARTICLE 8.

OTHER TYPES OF AWARDS

        8.1    Performance Share Awards.    Any Eligible Individual selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.2    Performance Stock Units.    Any Eligible Individual selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.3    Dividend Equivalents.    Any Eligible Individual selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award other than an Option or Stock Appreciation Right, to be credited as of dividend payment dates, during the period between the date such Award is granted and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, any Dividend Equivalents granted with respect to Performance Shares, Performance Stock Units, Performance Bonus Awards or Performance-Based Awards shall only be paid as such Awards vest based upon the achievement of the applicable Performance Goals or other performance-based objectives. For the avoidance of doubt, Dividend Equivalents shall not be granted with respect to Options or Stock Appreciation Rights.

        8.4    Stock Payments.    Any Eligible Individual selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        8.5    Deferred Stock.    Any Eligible Individual selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock award has vested and the Stock underlying the Deferred Stock award has been issued.

        8.6    Restricted Stock Units.    The Committee is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate subject to Section 10.6. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

        8.7    Performance Bonus Awards.    Any Eligible Individual selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a "Performance Bonus Award") payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9.

ARTICLE 9.

PERFORMANCE-BASED AWARDS

        9.1    Purpose.    The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6, 8 or 10; provided, however, that the Committee may in its discretion grant Awards to Eligible Individuals (including Covered Employees) that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

        9.2    Applicability.    This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

        9.3    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

        9.4    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive a payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

        9.5    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.

PROVISIONS APPLICABLE TO AWARDS

        10.1    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        10.2    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

        10.3    Limits on Transfer.

          (a)   Except as otherwise provided in Section 10.3(b):

              (i)  No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

             (ii)  No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

            (iii)  During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

          (b)   Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

        10.4    Beneficiaries.    Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

        10.5    Stock Certificates; Book Entry Procedures.

          (a)   Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any

  Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

          (b)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        10.6    Full Value Award Vesting Limitations.    Subject to Section 11 and except as may be determined by the Committee in the event of the Participant's death, Disability or retirement, notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year, which shall include fully-vested Awards granted in lieu of cash awards that have been earned based on a performance period of at least one year); provided, however, that notwithstanding the foregoing, (i) Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Participants without respect to such minimum vesting provisions and (ii) the Company may grant Full Value Awards to employees newly hired by the Company or any of its Subsidiaries without respect to such minimum vesting provisions.

        10.7    Paperless Administration.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

        10.8    Term.    Except as otherwise provided herein, the term of any Award shall be set by the Committee in its discretion.

        10.9    Exercise or Purchase Price.    Except as set forth in Sections 5.1(a) and 7.1(b), the Committee may establish the exercise or purchase price, if any, of any Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

        10.10    Treatment upon Termination of Employment or Service.    An Award shall only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or Disability, or otherwise.

        10.11    Form of Payment.    Payments with respect to any Awards granted under this Plan shall be made in cash, in Stock or a combination of both, as determined by the Committee and set forth in the Award Agreement.

        10.12    Award Agreement.    All Awards granted under this Plan shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

 ARTICLE 11.

CHANGES IN CAPITAL STRUCTURE

        11.1    Adjustments.

          (a)   In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 11.1(b) and 11.1(c):

              (i)  The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be equitably adjusted. The adjustments provided under this Section 11.1(a)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

             (ii)  With respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3), the Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring.

          (b)   Other than in connection with an Equity Restructuring, in the event of any combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee may make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan.

          (c)   Other than in connection with an Equity Restructuring, in the event of any transaction or event described in Section 11.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

              (i)  To provide for either (A) termination of any such Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

             (ii)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

            (iii)  To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Award and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

            (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

             (v)  To provide that the Award cannot vest, be exercised or become payable after such event.

        11.2    Change in Control.    If the Company undergoes a Change in Control, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Change in Control) for those outstanding under the Plan. Notwithstanding Section 11.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant's Award is not assumed or an equivalent award substituted by a successor entity, then immediately prior to the Change in Control such Award shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect. Notwithstanding the assumption or substitution of Awards granted to Participants other than Independent Directors pursuant to the foregoing provisions, any Award granted to an Independent Director pursuant to the Independent Director Equity Compensation Policy which is outstanding immediately prior to the closing of the Change in Control shall be accelerated and made fully vested and/or exercisable, as applicable, at least ten (10) days prior to the closing of the Change in Control.

        11.3    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

        11.4    Restrictions on Exercise.    In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of 30 days prior to the consummation of any such transaction.

 ARTICLE 12.

GRANTS OF AWARDS TO INDEPENDENT DIRECTORS

        Notwithstanding anything herein to the contrary, the grant of any Award to an Independent Director shall be made by the Board pursuant to a written policy or program which may be recommended by a committee of the Board and approved by the Board (the "Independent Director Equity Compensation Policy") in its discretion. The Independent Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Independent Directors, the number of shares of Stock to be subject to Independent Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as may be set forth in the Independent Director Equity Compensation Policy and determined by the Board in its discretion. For the avoidance of doubt, Awards granted to Independent Directors shall be subject to all of the limitations set forth in the Plan.

ARTICLE 13.

ADMINISTRATION

        13.1    Committee.    Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term "Committee" as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, may delegate administration of the Plan to a Committee consisting of two or more members of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is an "outside director," within the meaning of Section 162(m) of the Code, a Non-Employee Director and an "independent director" under the rules of the NASDAQ Stock Market (or other principal securities market on which shares of Stock are traded); provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 13.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term "Committee" as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 13.5. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

        13.2    Action by the Committee.    Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        13.3    Authority of Committee.    Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

          (a)   Designate Participants to receive Awards;

          (b)   Determine the type or types of Awards to be granted to each Participant;

          (c)   Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

          (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

          (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

        13.4    Decisions Binding.    The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

        13.5    Delegation of Authority.    To the extent permitted by applicable law, the Board or the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or the Committee, as applicable, specifies at the time of such delegation, and the Board or the Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.5 shall serve in such capacity at the pleasure of the Board.

 ARTICLE 14.

EFFECTIVE AND EXPIRATION DATE

        14.1    Effective Date.    The Plan is effective as of the date the Plan is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed to be approved by the stockholders if it is approved either:

          (a)   By a majority of the votes cast at a duly held stockholder's meeting at which a quorum representing a majority of outstanding voting stock is, either in person or by proxy, present and voting on the plan; or

          (b)   By a method and in a degree that would be treated as adequate under Delaware law in the case of an action requiring stockholder approval.

        14.2    Expiration Date.    The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the Effective Date, except that no Incentive Stock Options may be granted under the Plan after the earlier of the tenth anniversary of (a) the date the Plan is approved by the Board or (b) the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 15.

AMENDMENT, MODIFICATION, AND TERMINATION

        15.1    Amendment, Modification, and Termination.    Subject to Section 16.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, (i) except as permitted by Article 11, no Option or SAR may be amended to reduce the per share exercise price of the shares subject to such Option or SAR below the per share exercise price as of the date the Option or SAR is granted and (ii) except as permitted by Article 11, no Award or cash award may be granted in exchange for the cancellation or surrender of an Option or SAR. Further notwithstanding any provision in this Plan to the contrary, except as permitted by Article 11, absent the approval of the stockholders of the Company, the Committee shall not offer to buyout for a payment in cash, an Option or Stock Appreciation Right previously granted.

        15.2    Awards Previously Granted.    Except with respect to amendments made pursuant to Section 16.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 16.

GENERAL PROVISIONS

        16.1    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

        16.2    No Stockholders Rights.    Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

        16.3    Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

        16.4    No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

        16.5    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

        16.6    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        16.7    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        16.8    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

        16.9    Titles and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        16.10    Fractional Shares.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        16.11    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        16.12    Government and Other Regulations.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        16.13    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

        16.14    Section 409A.    To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

 Appendix B

CONCEPTUS, INC.

FIFTH AMENDMENT TO
1995 EMPLOYEE STOCK PURCHASE PLAN

1995 Employee Stock Purchase Plan
Adopted: November 22, 1995
Approved By Stockholders: January 1996

First Amendment to Employee Stock Purchase Plan
Adopted: March 23, 2004

Second Amendment to Employee Stock Purchase Plan
Adopted: March 23, 2004
Approved by Stockholders: June 1, 2004

Third Amendment to Employee Stock Purchase Plan
Adopted: April 3, 2006
Approved by Stockholders: June 7, 2006

Fourth Amendment to Employee Stock Purchase Plan
Adopted: April 28, 2008
Approved by Stockholders: June 4, 2008

Fifth Amendment to Employee Stock Purchase Plan
Adopted: April 21, 2010
Approved by Stockholders: June             , 2010

        Effective July 1, 2010, pursuant to Sections 19 and 20 of the 1995 Employee Stock Purchase Plan (the "Purchase Plan") of Conceptus, Inc. (the "Company"), the Company hereby amends the Purchase Plan as follows:

  1.
  The first sentence of Section 13(a) is hereby amended to read in its entirety as follows:

        "The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 810,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19."

* * * * * * * * * *

        I hereby certify that the foregoing Fifth Amendment to the Plan was duly adopted by the Board of Directors of the Company effective as of April 22, 2010 and by the stockholders of the Company effective as of June 14, 2010.

Executed on this            day of June, 2010.

Julie A. Brooks, Secretary

B-1

PROXY	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONCEPTUS, INC. FOR THE ANNUAL MEETING TO BE HELD ON JUNE 14, 2010	PROXY

The undersigned hereby appoints Mark Sieczkarek and Kathryn Tunstall, or either of them, as lawful agents and proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Conceptus, Inc. (the “Company”) to be held on June 14, 2010, at 10:00 a.m. Pacific Daylight Time and at any adjournments or postponements thereof, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4 and will be voted in the discretion of the proxies upon such matters as may properly come before the Annual Meeting.

— FOLD AND DETACH HERE —

Please mark
your votes as     ☒
indicated in
this example.

1.	ELECTION OF DIRECTORS	FOR	WITHHOLD FOR ALL
Instruction: If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:

01 Mark Sieczkarek

02 John L. Bishop

03 Thomas F. Bonadio

2.	To ratify the appointment as PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010	FOR	AGAINST	ABSTAIN

3.	To approve the 2010 Equity Incentive Award Plan and reserve for issuance 3,000,000 shares of Common Stock thereunder.	FOR	AGAINST	ABSTAIN

4.	To approve the Fifth Amendment to the 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares.	FOR	AGAINST	ABSTAIN

I PLAN TO ATTEND THE MEETING		☐

Receipt is hereby acknowledged of Notice of Annual Meeting of Stockholders and accompanying Proxy Statement for the Annual Meeting to be held on June 14, 2010.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

The undersigned hereby revokes all proxies heretofore given by the signer to vote at said Annual Meeting and any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” Items 1, 2, 3 and 4.

Signature(s)	Dated	, 2010

Note: Please sign exactly as name appears herein. When signing as attorney, executor, administrator, trustee, or guardian, or in any other representative capacity, please give full title as such and sign your own name as well. Joint owners should each sign.

— FOLD AND DETACH HERE —

QuickLinks

PROPOSAL NO. 1 ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS DIRECTORS THROUGH 2013
DIRECTORS WHOSE TERMS DO NOT EXPIRE THIS YEAR
DIRECTORS' COMPENSATION IN 2009
PROPOSAL NO. 2 APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
PROPOSAL NO. 3 APPROVAL OF THE 2010 EQUITY INCENTIVE AWARD PLAN AND THE RESERVATION OF AN AGGREGATE OF 3,000,000 SHARES OF COMMON STOCK FOR ISSUANCE PURSUANT TO SUCH PLAN
PROPOSAL NO. 4 APPROVAL OF THE FIFTH AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN TO RESERVE 200,000 SHARES THEREUNDER
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS OF THE COMPANY
RISK ASSESSMENT
EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS DURING 2009
OUTSTANDING EQUITY AWARDS AT 2009 FISCAL YEAR-END
STOCK OPTION EXERCISES AND STOCK AWARDS VESTED IN 2009
COMPENSATION COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
  Appendix A
CONCEPTUS, INC. 2010 EQUITY INCENTIVE AWARD PLAN
ARTICLE 1. PURPOSE
ARTICLE 2. DEFINITIONS AND CONSTRUCTION
ARTICLE 3. SHARES SUBJECT TO THE PLAN
ARTICLE 4. ELIGIBILITY AND PARTICIPATION
ARTICLE 5. STOCK OPTIONS
ARTICLE 6. RESTRICTED STOCK AWARDS
ARTICLE 7. STOCK APPRECIATION RIGHTS
ARTICLE 8. OTHER TYPES OF AWARDS
ARTICLE 9. PERFORMANCE-BASED AWARDS
ARTICLE 10. PROVISIONS APPLICABLE TO AWARDS
ARTICLE 11. CHANGES IN CAPITAL STRUCTURE
ARTICLE 12. GRANTS OF AWARDS TO INDEPENDENT DIRECTORS
ARTICLE 13. ADMINISTRATION
ARTICLE 14. EFFECTIVE AND EXPIRATION DATE
ARTICLE 15. AMENDMENT, MODIFICATION, AND TERMINATION
ARTICLE 16. GENERAL PROVISIONS
  Appendix B
CONCEPTUS, INC. FIFTH AMENDMENT TO 1995 EMPLOYEE STOCK PURCHASE PLAN